AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2012

SECURITIES ACT FILE NO. 2-30393

INVESTMENT COMPANY ACT FILE NO. 811-1735

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 54	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 35	☒

FPA NEW INCOME, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11400 WEST OLYMPIC BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90064

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310) 473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, TREASURER	COPY TO:
FPA NEW INCOME, INC.	MARK D. PERLOW, ESQ.
11400 WEST OLYMPIC BOULEVARD, SUITE 1200	K&L GATES LLP
LOS ANGELES, CALIFORNIA 90064	FOUR EMBARCADERO CENTER, SUITE 1200
(NAME AND ADDRESS OF AGENT FOR SERVICE)	SAN FRANCISCO, CALIFORNIA 94111

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT BECOMES EFFECTIVE.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☒   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

☐    ON (DATE) PURSUANT TO PARAGRAPH (b)

☐    60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

☐    ON (DATE) PURSUANT TO PARAGRAPH (a)(1)

☐    75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

☐    ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

☐    THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, $0.01 PAR VALUE

FPA NEW INCOME, INC.

CROSS REFERENCE SHEET

FORM N-1A		PROSPECTUS CAPTION

PART A

1.	Front and Back Cover Pages	Front and Back Cover Pages

2.	Risk/Return Summary	Risk/Return Summary; Investment Results

3.	Risk/Return Summary: Fee Table	Fees and Expenses of the Fund

4.	Investment Objectives, Principal Investment Strategies and Related Risks	Investment Objective, Principal Investment Strategies and Principal Risks

5.	Management’s Discussion of Fund Performance.	Inapplicable

6.	Management, Organization and Capital Structure	Management and Organization

7.	Shareholder Information	Purchase, Pricing and Sale of Shares; Dividends, Distributions and Taxes

8.	Distribution Arrangements	Purchase, Pricing and Sale of Shares

9.	Financial Highlights Information	Financial Highlights

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

10.	Cover Page and Table of Contents	Cover Page and Table of Contents

11.	Fund History	Fund Organization

12.	Description of the Fund and Its Investments and Risks	Investment Objectives, Strategies and Policies; Description of Certain Securities and Investment Techniques; Investment Restrictions; Portfolio Turnover

13.	Management of the Fund	Directors and Officers of the Fund

14.	Control Persons and Principal Holders of Securities	Five Percent Shareholders

15.	Investment Advisory and Other Services	Management

16.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

17.	Capital Stock and Other Securities	Capital Stock

18.	Purchase, Redemption, and Pricing of Shares	Purchase and Redemption of Shares

19.	Taxation of the Fund	Tax Sheltered Retirement Plans; Dividends, Distributions and Taxes

20.	Underwriters	Distributor

21.	Calculation of Performance Data	Prior Performance Information

22.	Financial Statements	Financial Statements

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FPA New Income, Inc.

Prospectus

FPA New Income, Inc. (FPNIX) seeks current income and long-term total return. Capital preservation is also a consideration. The Fund's investment adviser, First Pacific Advisors, LLC, invests the Fund's assets primarily in fixed-income securities, with emphasis on obligations issued or guaranteed by the United States Government and its agencies and instrumentalities.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

January 30, 2012

FPA NEW INCOME, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(310) 473-0225

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SUMMARY SECTION

Investment Objective. The Fund's primary investment objective is current income and long-term total return. Capital preservation is also a consideration.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren, aunts or uncles, nieces or nephews; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans. More information about these and other ways of reducing your sales charge is available in the prospectus section, "Reducing Your Sales Charge," and in the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	1.00%
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.60%

(1)  Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$409
Three years	$535
Five years	$673
Ten years	$1,074

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which

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are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 117% of the average value of its whole portfolio.

Principal Investment Strategies. The Fund's investment adviser, First Pacific Advisors, LLC, purchases primarily fixed-income securities for the Fund, with an emphasis on obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The Fund can also invest in corporate debt securities, preferred stocks and convertible securities.

At least 65% of the Fund's total assets are invested in a diversified portfolio of income producing securities. The Adviser generally invests a significant portion (50% or more) of the Fund's total assets in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities, including mortgage-backed securities. The Fund also invests in highly-rated (as rated by a Nationally Recognized Statistical Rating Organization) non-convertible debt securities, commercial paper and repurchase agreements. In addition, the Fund may invest, within specified limits, in non-convertible debt securities of lesser quality, convertible debt securities, preferred stocks, interest-only and principal-only stripped mortgage securities, Z-Bonds and inverse floaters.

The Fund invests primarily in fixed-income securities, including convertible securities. The market price of fixed-income securities held by the Fund generally can be expected to vary inversely to changes in prevailing interest rates. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation. The modified duration, which is likely to vary substantially from time to time, of the debt securities owned by the Fund was 0.89 years on September 30, 2011 and 0.72 years on December 31, 2011.

The Fund's current operating policy is to invest at least 75% of its total assets, calculated at market value at the time of investment, in the following types of securities:

(1)  securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

(2)  marketable, non-convertible debt securities rated at the time of purchase within the two highest grades as determined by either Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa) or by Standard & Poor's Corporation ("S&P") (AAA and AA);

(3)  commercial paper of U.S. issuers which at the time of investment is (a) rated in the highest category by Moody's (Prime-1) or S&P (A-1) or (b) issued by a company which, at the date of investment, has any outstanding debt securities rated at least Aa by Moody's or AA by S&P; and

(4)  repurchase agreements with a member bank of the Federal Reserve System or a U.S. securities dealer. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. Such security may also decline in value and fail to provide income.

Up to 25% of the Fund's total assets, calculated at market value at the time of investment, may be invested in: (a) non-convertible debt securities which are not rated in the highest two grades by Moody's or S&P; (b) convertible debt securities; and (c) preferred stocks in an amount not exceeding 5% of the Fund's

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total assets. Such debt securities may include so-called junk bonds. Up to 30% of the Fund's total assets may be invested, or committed for investment, in securities offered on a delayed delivery basis. Up to 15% of the Fund's total assets may be invested in interest-only and principal-only classes of stripped mortgage securities, collateralized mortgage obligations structured as accrual certificates, also known as Z-Bonds, and inverse floaters. The prices of these securities are likely to be volatile in the event of changes in interest rates or in mortgage prepayment rates, or expectations related thereto.

The Fund may invest up to 25% of its total assets in securities of foreign governments and corporations. Such investments involve additional risks and opportunities compared with securities of United States issuers.

Principal Investment Risks.

•  Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

•  If interest rates rise, the market price of fixed-income securities held by the Fund will fall. If interest rates fall, the Fund will be subject to greater prepayment risk, resulting in the Fund needing to reinvest on lower-yielding securities.

•  Debt securities are subject to credit risk, meaning that the issuer of the debt security will default or fail to make timely payments of principal or interest. To the extent that convertible debt securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is greater credit risk.

•  The prices of lower rated and unrated debt securities may fluctuate more than higher rated debt securities and may decline significantly in periods of general economic difficulty, and the market for these securities may be less liquid.

•  The prices of derivatives are likely to be more volatile in reaction to actual or expected changes in interest rates or in mortgage prepayment rates.

•  Investing outside the U.S. can also involve additional risks, such as currency fluctuations, foreign government actions or political, social and economic instability. Compared to U.S. issuers, there may be less publicly available information about foreign companies, which generally are subject to less stringent accounting, auditing and financial reporting standards. In the event of default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer. These factors can make foreign securities less liquid, more volatile, and harder to value than U.S. securities.

•  Fund shares could decline in value in response to certain events, such as changes in markets or economies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because of these and other risks, you could lose money by investing in the Fund.

Updated Performance Information. To obtain updated monthly performance information, please visit the Fund's website at www.fpafunds.com or call (800) 982-4372.

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Performance Information. The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with those of a broad-based securities market index and an index of similar funds. The bar chart shows performance without a sales charge (load). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of the maximum sales charge of 3.50%. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Barclays Capital Government/Credit Index is considered a measure of bond performance and is included as a broad-based comparison to the Fund's portfolio. The Barclays Capital Government/Credit Index is an unmanaged fixed income market value-weighted index that combines the Barclays Capital U.S. Government and Credit Indices, including U.S. government and agency securities. All issues are investment grade (Baa) or higher, with maturities of at least one year. The Lipper Corporate Debt Funds A-Rated Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives. Funds in this Average invest primarily in corporate debt issues rated "A" or better or government issues. Index returns reflect the reinvestment of all dividends and/or distributions.

  The Fund's highest/lowest quarterly results during this time period were:

Highest	2.93%		(Quarter ended 3/31/02)
Lowest	(3.00)%		(Quarter ended 9/30/02)
Average Annual Total Returns (for the periods ended December 31, 2011)	One Year	Five Years	Ten Years
Before Taxes	(1.34)%	2.99%	3.66%
After Taxes on Distributions(1)	(2.73)%	1.55%	2.13%
After Taxes on Distributions and Sale of Fund Shares(1)	(1.94)%	1.71%	2.21%
Barclays Capital Government/Credit Index (reflects no deductions for fees, expenses or taxes)	8.74%	6.55%	5.85%
Lipper Corporate Debt Funds A-Rated Average (reflects no deductions for sales charges or taxes)	6.78%	5.85%	5.38%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

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Investment Adviser. First Pacific Advisors, LLC ("Adviser") is the Fund's investment adviser.

Portfolio Managers. Thomas H. Atteberry has been the Chief Executive Officer of the Fund since January 2010 and a portfolio manager of the Fund since November 2004. He served as Vice President of the Fund from November 2004 to January 2010. Robert L. Rodriguez has been a Director since August 2000 and a portfolio manager since January 2010. Mr. Rodriguez served as the Fund's Chief Investment Officer from July 1984 and President from July 1988 until December 2009. Since October 2006, Mr. Atteberry has also been a Partner of the Adviser and Mr. Rodriguez has been a Managing Partner of the Adviser.

Purchase and Sale of Fund Shares. Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in the Fund's prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Information Form for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment in an IRA must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments and redemptions can be made directly through UMB Fund Services, Inc.

Tax Information. The Fund's distributions are taxable, and will be taxed as investment income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

Investment Objective. The Fund's primary investment objective is current income and long-term total return. Capital preservation is also a consideration.

Principal Investment Strategies. At least 65% of the Fund's total assets are invested in income producing securities. The Fund generally invests a significant portion (50% or more) of its total assets in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities, including mortgage-backed securities.

The Fund invests primarily in fixed-income securities, including convertible securities. The market price of fixed-income securities held by the Fund generally can be expected to vary inversely to changes in prevailing interest rates. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation. The modified duration, which is likely to vary substantially from time to time, of the debt securities owned by the Fund was 0.89 years on September 30, 2011 and 0.72 years on December 31, 2011. A lower duration will also result in a higher turnover rate for the Fund.

The Fund's current operating policy is to invest at least 75% of its total assets, calculated at market value at the time of investment, in the following types of securities:

(1)  securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

(2)  marketable, non-convertible debt securities rated at the time of purchase within the two highest grades as determined by either Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa) or by Standard & Poor's Corporation ("S&P") (AAA and AA);

(3)  commercial paper of U.S. issuers which at the time of investment is (a) rated in the highest category by Moody's (Prime-1) or S&P (A-1) or (b) issued by a company which, at the date of investment, has any outstanding debt securities rated at least Aa by Moody's or AA by S&P; and

(4)  repurchase agreements with a member bank of the Federal Reserve System or a U.S. securities dealer. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. Such security may also decline in value and fail to provide income.

Up to 25% of the Fund's total assets, calculated at market value at the time of investment, may be invested in: (a) non-convertible debt securities which are not rated in the highest two grades by Moody's or S&P; (b) convertible debt securities; and (c) preferred stocks in an amount not exceeding 5% of the Fund's total assets. Such debt securities may include so-called junk bonds. Up to 30% of the Fund's total assets may be invested, or committed for investment, in securities offered on a delayed delivery basis. Up to 15% of the Fund's total assets may be invested in interest-only and principal-only classes of stripped mortgage securities, collateralized mortgage obligations structured as accrual certificates, also known as Z-Bonds, and inverse floaters. The prices of these securities are likely to be volatile in the event of changes in interest rates or in mortgage prepayment rates, or expectations related thereto.

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The Fund may invest up to 25% of its total assets in securities of foreign issuers. Such investments involve additional risks and opportunities compared with securities of United States issuers.

The foregoing limitations may be changed by the Board of Directors.

A Convertible Security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A Convertible Security entitles the holder to receive interest paid or accrued on the debt security until the Convertible Security matures or is redeemed. Prior to redemption, Convertible Securities provide benefits similar to non-convertible debt securities in that they generally provide a stable income stream with higher yields than those of comparable common stocks. Convertible Securities entail less risk than the corporation's common stocks. The extent to which the risk is reduced, however, largely depends on whether the Convertible Security can sell near its value as a fixed-income security.

Convertible Securities are generally not investment grade. This means that S&P and Moody's do not rate Convertible Securities within their four highest categories. The risks against repayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated. The Fund may purchase Convertible Securities and other debt securities rated BB or lower by S&P or Ba or lower by Moody's, with a D rating by S&P as the lowest rating. The Fund can also hold nonrated securities. The rating agencies give these ratings when the issuer's continuing ability to make principal and interest payments is speculative. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are, thus, commonly referred to as junk bonds. The Adviser decides to purchase and sell these securities based on their investment potential and not on the ratings assigned by credit agencies.

The Fund may sometimes invest in debt securities even though the issuing companies are financially troubled. These securities are called Deep Discount Securities and are deeply discounted from their face value. Deep Discount Securities may be rated C, CI or D by S&P or C by Moody's or may be unrated. The Fund will invest in Deep Discount Securities when the Adviser believes that the issuers' financial conditions are likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer's financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated.

Both interest-only Stripped Mortgage Securities and inverse floaters are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. The Adviser, however, believes that the volatility of the individual security value is tempered when the securities are combined. Together, interest-only Stripped Mortgage Securities and inverse floaters could produce higher yields than more traditional securities while maintaining a relatively low degree of volatility. This is because factors affecting the value of these securities may or generally balance each other out. The value of inverse floaters fall as interest rates rise, but the value of interest-only Stripped Mortgage-Backed Securities rise and vice versa. The viability of this technique, of course, depends on the Adviser's ability to forecast interest rates and to allocate the investments accordingly.

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Adjustable Rate Mortgages (ARMs) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. Some ARMs restrict the maximum amount of adjustment for the mortgage interest rate during any single adjustment period. Alternatively, certain ARMs also limit any changes in the required monthly payment. If a monthly payment is not sufficient to pay the interest accruing on an ARM, excess interest is added to the principal balance of the mortgage loan. The insufficient amount is, then, repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally buffers the ARMs' market value against sharp responses to normal interest rate fluctuations. Since the interest rates on the mortgages are reset periodically, the securities' yields will gradually align themselves to reflect the changes in market rates.

Non-Principal Investment Risks. In addition to the Principal Investment Risks listed above in the Summary Section, your investment in the Fund is subject to a number of other risks related to its principal investment strategies, including:

•  the price of debt securities held by the Fund can be affected by changing interest rates, effective maturities and credit ratings;

•  because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher-rated securities. The Adviser does not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high-yield bonds. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities;

•  the Adviser's emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar;

•  although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% of the Fund's total assets to be invested in securities of a single company. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share;

•  Fund shares could decline in value in response to certain events, such as changes in markets or economies;

•  factors that affect mortgage-backed securities' value include: (1) the types and amounts of insurance carried by the mortgagor, (2) the amount of time the mortgage loan has been outstanding, and (3) the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool;

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•  mortgage-backed securities reflect an interest in monthly payments made by the borrowers who take out the underlying mortgage loans. Even though the underlying mortgage loans are for specified periods of time, the borrowers can often pay them off sooner. The mortgage-backed security, thus, will be prepaid. Given the higher cost of delaying payment, a borrower is more likely to prepay a mortgage with a higher interest rate. The likelihood of prepayment will have several consequences. Some higher yielding securities might be converted to cash in times of declining interest rates, so the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities. The increase in prepayment also limits market price appreciation of mortgage-backed securities when interest rates decline. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer;

•  during periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs' market value. Most ARMs generally have annual reset limits or "caps" of 100 to 200 basis points. Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments;

•  special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund does not receive any cash interest on such bonds until the bond matures, but the interest on these securities is accrued as income. Similarly, the inflation accretion income recorded on inflation-indexed notes is not received until maturity. The Internal Revenue Code requires the Fund to distribute such income to its shareholders. Thus, the Fund may have to dispose of securities when it might not want to in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends; and

•  the prices of securities held by the Fund can be affected by events specifically involving the issuers of these securities.

For more information about the Fund and its investments, please see the Fund's Statement of Additional Information ("SAI").

Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

MANAGEMENT AND ORGANIZATION

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser. First Pacific Advisors, LLC was formed in July 2004, by the principals and key investment professionals of the Fund's previous adviser, First Pacific Advisors, Inc. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since July 11, 1984. The Adviser manages assets of approximately $17.8 billion for seven investment companies,

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including one closed-end investment company, and more than 35 institutional accounts. First Pacific Advisors, LLC is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.50%. A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement is available in the Fund's SAI and in the Fund's annual report dated September 30, 2011.

Portfolio Manager

Thomas H. Atteberry, Chief Executive Officer (since January 2010) and Portfolio Manager of the Fund (since November 2004), and Partner of the Adviser (since October 2006) is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Atteberry was Vice President of the Fund from November 2004 to January 2010. Mr. Atteberry is assisted in the management of the Fund by Julian W. H. Mann, Vice President of the Adviser, Abhijeet V. Patwardhan, Vice President of the Adviser, and Steven T. Romick, a Managing Partner of the Adviser.

Robert L. Rodriguez serves as a Director (since August 2000) and Portfolio Manager (since January 2010) of the Fund, and a Managing Partner of the Adviser (since October 2006). He was the Fund's Chief Investment Officer from July 1984 and President from July 1988 to December 2009.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

PURCHASE, PRICING AND SALE OF SHARES

Purchase and Investment Minimums. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can use the Account Information Form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Share Price. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day.

The Fund uses various methods and inputs to establish the fair value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available

12

bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by 9:30 a.m., Eastern time on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund.

Sales Charges. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren, aunts or uncles, nieces or nephews; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

Size of Investment	Sales Charge(1)		Sales Charge(2)		Reallowed to Dealers(2)
Less than $50,000	3.63%		3.50%		3.25%
$50,000 but less than $100,000	3.09%		3.00%		2.75%
$100,000 but less than $250,000	2.56%		2.50%		2.25%
$250,000 but less than $500,000	1.78%		1.75%		1.50%
$500,000 but less than $1,000,000	1.01%		1.00%		1.00%
$1,000,000 and over	0.00	%(3)	0.00	%(3)	0.00	%(4)

(1)  As a percentage of net amount invested.

(2)  As a percentage of public offering price.

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(3)  No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of purchase for investments of $1 million or more made without a sales load and on which FPA Fund Distributors, Inc. paid a dealer concession of 0.50%, a redemption (except by exchange) reduces the account to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.

(4)  FPA Fund Distributors, Inc. will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.

Reducing Your Sales Charge

Investments in Other FPA Funds. To determine the sales charge, you can add the current value, at the offering price, of all presently held shares of the FPA Funds, which are:

•  FPA Capital Fund, Inc. (currently closed to new investors)

•  FPA Crescent Fund

•  FPA International Value Fund

•  FPA New Income, Inc. (this Fund)

•  FPA Paramount Fund, Inc.

•  FPA Perennial Fund, Inc.

If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

Letter of Intent. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The Account Information Form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a Letter of Intent during the period receives the sales charge for the total investment goal. If you do not reach your investment goal, you must pay the difference between the sales charges applicable to the amount purchased minus those actually paid. More information about letters of intent appears in the Fund's SAI.

Purchases Subject to a 2% Redemption Fee. You and your spouse (and your immediate relatives) can purchase shares without a sales charge, if you fall into one of the following categories of companies affiliated with the Fund at the time of your original purchase and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces and nephews of a qualified investor, and the spouse of any immediate relative.

(a)  current and former directors, officers and employees of the Adviser (and its predecessor, First Pacific Advisors, Inc.) and its affiliates;

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(b)  current and former directors, officers and employees of Old Mutual (US) Holdings Inc. (the parent of the Adviser's predecessor First Pacific Advisors, Inc.) and its affiliates;

(c)  current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser's predecessor First Pacific Advisors, Inc.) and its affiliates;

(d)  current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;

(e)  investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;

(f)  employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

(g)  any employee benefit plan maintained for the benefit of such qualified investors;

(h)  directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and

(i)  directors, officers and employees of the Fund's custodian or transfer agent.

Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can purchase without a sales charge at the time of purchase:

(a)  trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

(b)  trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

(c)  tax-exempt organizations enumerated in Section 501(c) (3), (9), or (13) of the Internal Revenue Code;

(d)  accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.; and

(e)  accounts that collectively invest in the Fund or other FPA Funds at least $2,500,000 at time of purchase (including the value of all presently held shares of the FPA Funds).

If you qualify to purchase shares without a sales charge at the time of purchase, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you

15

must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.

Purchases made under this section are subject to a 2% redemption fee if shares are redeemed within 90 days of purchase (except by exchange). The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Selling (Redeeming) Your Shares – Redemption Payments May Be Made By Check, Wire or ACH

You can sell (redeem) for cash without charge (except a contingent deferred sales charge or redemption fee, if applicable, as described above) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange. In the case of an exchange of shares subject to a 1% contingent deferred sales charge within one year of purchase, the shares acquired by exchange are subject to a 1% contingent deferred sales charge if redeemed (except by exchange) within one year of the initial purchase.

A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds may take up to 15 days from the date of purchase in order to allow time for the check to clear.

Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

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A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Information Form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Information Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the check (or redemption proceeds) is mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Reinvesting in the Fund with Proceeds from Redemption of Shares. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after UMB Fund Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption your account value is less than $500, the Fund can direct UMB Fund Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

Exchanging Your Fund Shares

Exchanging Your Shares for Shares of Other FPA Funds. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA International Value Fund, FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing

17

shareholders of that Fund and directors, officers and employees of that Fund, the Adviser and affiliated companies, and their immediate relatives. There is no sales charge except on purchases of an FPA Fund by exchange from FPA Crescent Fund or FPA International Value Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment.

You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.

How to Exchange Your Shares. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Information Form). Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will not be honored;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

Discontinuation of the Exchange Programs. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds upon 60 days' notice.

For more information or for prospectuses for other FPA Funds, please contact a dealer or FPA Fund Distributors, Inc. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Information Form available from dealers or FPA Fund

18

Distributors, Inc. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Information Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Information Form. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

FPA Fund Distributors, Inc., the Fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of

19

fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund.

Excessive Trading. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The fact that the Fund is sold with a front-end sales charge has historically served as a deterrent to frequent trading. For qualifying purchases at net asset value, the Fund has imposed a 2% redemption fee on shares held less than 90 days except for those shareholders to whom the charge does not apply. The preceding section titled "Purchases Subject to a 2% Redemption Fee" provides a complete description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled "How to Exchange Your Shares"). Irrespective of these front-end sales charges, redemption fees and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. There can be no assurance that the Fund will successfully detect or prevent market timing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you quarterly. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the Account Information Form to request a cash payment.

Tax Consequences

Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends are taxed at ordinary rates, while capital gains distributions may be taxed at different rates, usually based on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment. Further, an exchange of the Fund's shares for shares of another FPA Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the Account Information Form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 28% of

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your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the five years ended September 30, 2011, have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

	For the year ended September 30,
	2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of year	$11.04	$11.09	$11.06	$11.03	$10.99
Income from investment operations:
Net investment income	$0.43	$0.36	$0.36	$0.47	$0.50
Net realized and unrealized gain (loss) on investment securities	(0.16)	(0.04)	0.08	0.05	0.07
Total from investment operations	$0.27	$0.32	$0.44	$0.52	$0.57
Less dividends from net investment income	$(0.47)	$(0.37)	$(0.41)	$(0.49)	$(0.53)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$10.84	$11.04	$11.09	$11.06	$11.03
Total investment return**	2.47%	2.90%	4.03%	4.84%	5.36%
Ratios/supplemental data:
Net assets at end of year (in $000's)	4,276,200	4,145,399	3,813,468	2,186,138	1,832,030
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.62%
Ratio of net investment income to average net assets	3.94%	2.98%	3.20%	4.21%	4.31%
Portfolio turnover rate	117%	78%	64%	32%	53%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge

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For Shareholder Services contact
UMB Fund Services, Inc.

P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301
(414) 299-2000 or
(800) 638-3060 except Alaska,
Hawaii, Massachusetts, Puerto Rico and U.S. Virgin Islands

For Retirement Plan Services
call your employer or plan
administrator

For 24-hour Information go to
FPA Fund Distributors, Inc.
Internet Web Site
http://www.fpafunds.com

For Dealer Services call
FPA Fund Distributors, Inc.

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii, Puerto Rico
and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.

Investment Adviser
First Pacific Advisors, LLC

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Custodian and Transfer Agent
State Street Bank and
Trust Company

225 Franklin Street
Boston, MA 02110

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

Multiple Translations

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings of the Fund on Form N-Q and the annual report of proxy voting record on Form N-PX of the Fund are available without charge, upon request, by calling FPA Fund Distributors, Inc. and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.

A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For more information or to request a free copy of any of the documents above contact FPA Fund Distributors, Inc. at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://www.fpafunds.com.

Investment Company Act No. 811-1735

STATEMENT OF ADDITIONAL INFORMATION

FPA NEW INCOME, INC.

January 30, 2012

This Statement of Additional Information supplements the current Prospectus of FPA New Income, Inc. (“Fund”) (FPNIX) dated January 30, 2012. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund’s Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, FPA Fund Distributors, Inc. (“Distributor”), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except Alaska, Hawaii, Puerto Rico; and U.S. Virgin Islands; web site www.fpafunds.com.

i

Director Compensation Paid During the Fiscal Year Ended September 30, 2011	21
Leadership Structure and Responsibilities of the Board and its Committees	23
Committees of the Board of Directors	23
Five Percent Shareholders	23
Management	23
Investment Adviser	23
Investment Advisory Agreement	24
Other Accounts Managed by Portfolio Manager	25
Compensation	25
Ownership of Securities	25
Principal Underwriter	25
Portfolio Transactions and Brokerage	25
Portfolio Holdings Disclosure	26
Portfolio Turnover	26
Capital Stock	26
Common Stock	26
Voting Rights	26
Purchase and Redemption of Shares	27
Net Asset Value	27
Sales Charges	27
Authorized Financial Intermediaries	27
Sales at Net Asset Value	27
Letter of Intent	27
FPA Exchange Privilege	28
Redemption of Shares	29
Telephone Redemption	29
2% Redemption Fee	30
Excessive Trading	30
Tax Sheltered Retirement Plans	30
Dividends, Distributions and Taxes	30
Distributor	31
Prior Performance Information	32
Financial Statements	34

ii

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA New Income, Inc.’s total assets unless otherwise noted. This summary is not intended to reflect all of the Fund’s investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

•      The Fund’s primary investment objective is current income and long-term total return. Capital preservation is also a consideration.

A principal investment strategy is that

•      The Fund will invest primarily in fixed-income securities with an emphasis on obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The Fund can also invest in corporate debt securities, preferred stocks and convertible securities.

•      At least 65% of the Fund’s total assets are invested in income producing securities. The Fund generally invests 50% or more of its total assets in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities, including mortgage-backed securities.

•      The Fund’s current operating policy is to invest at least 75% of its total assets, calculated at market value at the time of investment, in the following types of securities: (1) securities issued or guaranteed by the United States Government, its agencies or instrumentalities; (2) marketable, non-convertible debt securities rated at the time of purchase within the two highest grades as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (Aaa and Aa) or by Standard & Poor’s Corporation (“S&P”) (AAA and AA) (see “Debt Security Ratings” in the Statement of Additional Information); (3) commercial paper of U.S. issuers which at the time of investment is (a) rated in the highest category by Moody’s (Prime-1) or S&P (A-1) or (b) issued by a company which, at the date of investment, has any outstanding debt securities rated at least Aa by Moody’s or AA by S&P and (4) repurchase agreements with a member bank of the Federal Reserve System or a U.S. securities dealer (see “Repurchase Agreements”).

•      Up to 25% of the Fund’s total assets can be invested in non-convertible  debt securities which are not rated in the highest two grades by Moody’s or  S&P; convertible debt securities; and preferred stocks in an amount not  exceeding 5% of the Fund’s total assets. Such debt securities may include  so-called junk bonds.

•      Up to 30% of the Fund’s total assets can be invested, or committed for investment, in securities offered on a delayed delivery basis.

•      The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.

•      The Fund can invest in mortgage-backed securities which represent an interest in a pool of mortgage loans. The Fund can also invest in collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as “Z-bonds”) which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.  Up to 15% of the Fund’s total assets can be invested in interest-only and principal-only classes of stripped mortgage securities, Z-bonds, and inverse floaters.

•      The Fund can invest up to 25% of its total assets in securities of foreign governments and corporations.

At September 30, 2011, the percentage of the Fund’s total assets invested in debt securities (including convertible securities) within the various rating categories (based on the higher of the S&P or Moody’s ratings) were as follows:

Long-Term
U.S. Government & Agencies	82.2%
AAA	10.9%
AA	1.3%
A	0.4%
BBB	2.4%
BB	0.5%
B	0.3%
Not-Rated	0.6%
Short-Term
U.S. Government & Agencies	3.5%
Short-Term Corporate Notes	3.8%
Other Assets and Liabilities, Net	(5.9)

Total Net Assets	100.0%

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

FIXED-INCOME SECURITIES. The Fund will invest primarily in fixed-income securities, including convertible securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

U.S. GOVERNMENT SECURITIES. The Fund invests in securities issued or guaranteed by the United States Government, its agencies or instrumentalities. U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States. Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

SENIOR LOANS — The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers. Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral. Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations. Such senior loan participations are thus relatively illiquid, which may impair the ability of the Fund to sell them in a timely manner.

INFLATION-INDEXED BONDS. The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See also “Dividends, Distributions and Taxes” in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation- indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi- annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

ZERO COUPON SECURITIES. The Fund may invest in zero coupon U.S. Government securities which do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. See also “Dividends, Distributions and Taxes” in the Prospectus.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage- backed securities without a government guarantee but usually having some form of private credit enhancement.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMS”), which are pass- through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMS will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities which are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal

Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS, MULTICLASS PASS-THROUGH SECURITIES AND ACCRUAL CERTIFICATES (Z- BONDS). The Fund may invest in CMOs which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. See also “Dividends, Distributions and Taxes.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. Government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Fund will not invest in CMO and REMIC residuals.

The Fund may invest in multiple class securities issued by U.S. Government agencies and instrumentalities such as FNMA or FHLMC, or by private issuers, including collateralized mortgage obligations (“CMOs”) and REMIC pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs and REMIC pass-through certificates (“REMIC Certificates”) are types of multiple class pass- through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of Mortgage Assets.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs and REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more (“companion”) tranches generally must be created that absorb most of the prepayment risk or volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes which provide fixed principal payments within a specified range (or “collar”) of prepayment speeds on the underlying mortgages.

Targeted amortization class (“TAC”) certificates are structured to provide a targeted amount of principal prepayments on the underlying mortgages with any excess being paid to the TAC support class certificates. TAC certificates thus have “call protection” but are not protected against slower than expected prepayments which extend the expected duration of the certificates.

Other CMO tranches that may be acquired include “sticky” and “non-sticky” jump bonds. These are securities whose principal payment priorities change, depending upon one or more trigger events. A sticky bond’s principal priority would change once, while a non-sticky bond’s principal priority could change several times. These descriptions can also be applied to some forms of accrual and companion tranches.

The highest risk tranches in which the Fund may invest are expected to be inverse floaters and non-sticky accrual bonds. These securities have structures whose average lives may change significantly or the coupon interest rate paid may be highly variable. Such investments may be utilized as an alternative to purchasing longer-term bonds.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and foreign private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

STRIPPED MORTGAGE SECURITIES. The Fund may invest in Stripped Mortgage Securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Yields on IO classes are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. There can be no assurance that the Fund will be able to effect a trade of a Stripped Mortgage Security at a time when it wishes to do so. Stripped Mortgage Securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof, (ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

INVERSE FLOATERS. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets. Inverse floaters may be used alone or in tandem with interest-only Stripped Mortgage Securities.

RISKS OF MORTGAGE-BACKED SECURITIES

CREDIT AND MARKET RISKS. Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

PREPAYMENT AND REDEMPTION RISK. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

RISKS OF STRIPPED MORTGAGE SECURITIES AND INVERSE FLOATERS. Both interest-only Stripped Mortgage Securities and inverse floaters are highly sensitive to changes in interest and prepayment rates. As a result, each individually is highly volatile. The Adviser believes that in combination, interest-only Stripped Mortgage Securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities while maintaining a relatively low degree of volatility. This results from the fact that changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only Stripped Mortgage Securities can serve as a hedging device for the Fund. However, effective use of this hedging technique depends on the Adviser’s ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

RISKS OF ADJUSTABLE RATE MORTGAGES. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations. As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the market value of investments in ARMs. Since most ARMs generally have annual reset limits or “caps” of

100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields. Because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

CONVERTIBLE SECURITIES AND LOWER RATED DEBT SECURITIES. The Fund may invest up to 25% of its total assets in Convertible Securities, in debt securities that are not rated in the highest two grades by Moody’s or S&P, and in preferred stocks (in an amount not exceeding 5% of its total assets). A Convertible Security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A Convertible Security entitles the holder to receive interest paid or accrued on the debt security until the Convertible Security matures or is redeemed, converted or exchanged. Before conversion, Convertible Securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible Securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the Convertible Security sells near its value as a fixed-income security.

Convertible Securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that Convertible Securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. The Fund may purchase Convertible Securities and other debt securities rated BB or lower by S&P or Ba or lower by Moody’s which ratings are considered by the rating agencies to be speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities rated BB or lower by S&P or Ba or lower by Moody’s are commonly referred to as junk bonds. Decisions to purchase and sell these securities are based on the Adviser’s evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower rated securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the Adviser’s credit analysis than with respect to the Fund’s investments in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher rated securities.

Prices of lower rated securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The lower rated bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The lower rated securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization (“Deep Discount Securities”). These securities may be rated C, CI or D by S&P or C by Moody’s or may be unrated. (See “Debt Security Ratings”). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company’s financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

RISK FACTORS RELATING TO LOWER RATED SECURITIES

1.     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the

Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

2.     LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s Board of Directors’ ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

3.     LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

4.     TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass- through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

5.     CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

SECURITIES OF FOREIGN ISSUERS. The Fund can invest up to 25% of its total assets in securities of foreign governments and companies. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. The economies of some foreign markets often do not compare favorably with that of the U.S. in such areas as growth and resources, and they may be more vulnerable to adverse developments, changes in trading patterns, trade barriers and other protectionist measures.  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely impact a different country or region. Compared to U.S. companies, there may be less publicly available information about foreign companies, which generally are subject to less stringent and uniform accounting, auditing and financial reporting standards and requirements, making it more difficult to evaluate investment opportunities. Securities of some foreign companies may be less liquid or more volatile, and may be more difficult to value, than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlements of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio. Investments in foreign securities can be affected by local political or economic instability, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than those of domestic corporations or the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or similar government action affecting foreign investments. In the event of a default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer. Securities of foreign issuers may be subject to foreign government taxes which could reduce the dividend or interest yield on such securities.

RULE 144A AND OTHER RESTRICTED SECURITIES. The Fund can invest up to 15% of its net assets in illiquid securities.

Rule 144A was adopted under the Securities Act of 1933 (the “1933 Act”) to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act. Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities, and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.

DELAYED DELIVERY. Some securities in which the Fund may invest are offered on a delayed delivery (including a “when issued”) basis. That is, delivery and payment for the securities is scheduled to occur on a future settlement date but the price, interest rate and settlement date is fixed at the time of commitment. The Fund will not enter into a transaction with a scheduled delivery date over one year after the commitment date. At all times the Fund maintains in a segregated account, cash or liquid, high grade money market instruments in an amount equal to any open commitments. However, the Fund can meet its obligations to pay for delayed delivery securities from the sale of the securities themselves, which may have a value greater or lesser than the Fund’s payment obligation, thus producing a realized gain or loss.

SHORT SALES AGAINST THE BOX. The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. For example, common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by the Fund. In such circumstances the Fund could sell the common stock short “against the box” while tendering the convertible security to the issuer for conversion. Upon receipt of the certificates for the underlying common stock, delivery would be made to close the short sale. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

The Fund did not effect any short sales in the last fiscal year.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”). In the event of bankruptcy or other default by the seller, the Fund may experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security.

COMMON STOCKS. Although the Adviser does not intend to purchase common stocks, the Fund’s portfolio may include common stocks acquired upon conversion of convertible securities. Such securities are sold when the sale does not adversely affect the Fund’s assets.

DEBT SECURITY RATINGS. Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) employ the designations set forth below to rate debt securities.

MOODY’S

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.     An application for rating was not received or accepted.

2.     The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.     There is a lack of essential data pertaining to the issue or issuer.

4.     The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS. Moody’s and S&P employ the designations set forth below to rate commercial paper.

Moody’s designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P (“A”) are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

SECURITIES LENDING — The Fund may lend a portion of its portfolio securities to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser in order to generate additional income. The borrower must deliver to the Fund cash or cash equivalent collateral equal in value to at least 100% of the value of the securities loaned at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest or dividends paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could experience delays in recovering its securities, or could lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower. These risks are similar to those associated with repurchase agreements.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. These restrictions and the Fund’s investment objectives cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund will not:

1.     Borrow money, except from a bank as a temporary measure for extraordinary or emergency purposes (including meeting redemptions without immediately selling securities), but not for leverage or investment, in an amount not to exceed 10% of the value of net assets at the time the borrowing is made; provided, however, that so long as such borrowings exceed 5% of the value of net assets the Fund will not make any new investments;

2.     Mortgage, pledge or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with restriction 1 above;

3.     Invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer, except the United States Government, its agencies and instrumentalities. Investments in one or more domestic commercial banks are excluded from this 5% limitation with respect to 25% of the Fund’s total assets;

4.     Invest more than 25% of the Fund’s total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies and instrumentalities) in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas and telephone utilities are considered separate industries for purposes of this restriction and finance companies as a group shall not be considered within a single industry;

5.     Make time deposits (excluding negotiable certificates of deposit) of more than seven days. Time deposits with maturity occurring on the Fund’s next business day or within up to seven calendar days may not exceed 10% of the Fund’s total assets;

6.     The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interepreted from time to time;

7.     Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

8.     Purchase securities on margin or sell short, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

9.     Purchase or sell commodities or commodity futures contracts, or interests in oil, gas or mineral exploration or development programs;

10.   Underwrite securities of other issuers;

11.   Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

12.   Purchase warrants or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

13.   Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization;

14.   Purchase securities of any issuer for the purpose of exercising control of management;

15.   Invest more than 5% of total assets in securities of any issuer which, together with predecessors, has been in continuous operation less than three years; and

16.   Purchase or retain the securities of an issuer if those officers or directors of the Fund or the Fund’s investment adviser who are also officers or directors of the issuer and who each own beneficially more than 0.5% of the securities of that issuer, together own more than 5% of the securities of such issuer.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund will include domestic banks in determining compliance with the 25% limit on investments in the same industry.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not hold more than 15% of its net assets in illiquid securities.

FUND ORGANIZATION AND BOARD OF DIRECTORS

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1966. Although the Board of Directors has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund’s business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of five other investment companies advised by the Adviser. These investment companies are FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, the Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

FUND DIRECTORS

NAME, ADDRESS* AND AGE	POSITION WITH FUND	YEAR FIRST ELECTED AS DIRECTOR OF THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FPA FUND BOARDS ON WHICH DIRECTOR SERVES	OTHER DIRECTORSHIPS HELD BY DIRECTOR

“NON-INTERESTED” DIRECTORS

WILLARD H. ALTMAN, JR., 76	DIRECTOR & Chairman of the Board	1998	FORMER PARTNER OF ERNST & YOUNG LLP, A PUBLIC ACCOUNTING FIRM. DIRECTOR/TRUSTEE OF SOURCE CAPITAL, INC., OF FPA CAPITAL FUND, INC., OF FPA FUNDS TRUST, OF FPA PARAMOUNT FUND, INC., AND OF FPA PERENNIAL FUND, INC. FOR MORE THAN THE PAST FIVE YEARS. VICE PRESIDENT OF EVANGELICAL COUNCIL FOR FINANCIAL ACCOUNTABILITY, AN ACCREDITATION ORGANIZATION FOR CHRISTIAN NON-PROFIT ENTITIES, FROM 1995 TO 2002.	7	-0-

THOMAS P. MERRICK, 74	DIRECTOR	2009	PRIVATE CONSULTANT. PRESIDENT OF STRATEGIC PLANNING CONSULTANTS FOR MORE THAN THE PAST FIVE YEARS. DIRECTOR OF SOURCE CAPITAL, INC. (SINCE FEBRUARY 2006), OF FPA PARAMOUNT FUND, INC. (SINCE JANUARY 2008), OF FPA PERENNIAL FUND, INC. (SINCE AUGUST 2008), OF FPA CAPITAL FUND, INC. (SINCE JULY 2009), AND OF FPA FUNDS TRUST (SINCE JULY 2009). FORMER EXECUTIVE COMMITTEE MEMBER AND VICE PRESIDENT OF FLUOR CORPORATION, RESPONSIBLE FOR STRATEGIC PLANNING, FROM 1993 TO 1998.	7	-0-

ALFRED E. OSBORNE, JR., 67	DIRECTOR	1999	SENIOR ASSOCIATE DEAN AT THE UCLA ANDERSON GRADUATE SCHOOL OF MANAGEMENT. DR. OSBORNE HAS BEEN AT UCLA SINCE 1972. DIRECTOR/TRUSTEE OF FPA CAPITAL FUND, INC. AND OF FPA FUNDS TRUST FOR MORE THAN THE PAST FIVE YEARS.	4	Independent directors council, Wedbush, Inc., kaiser alUminum and Heckmann Corporation.

Patrick B. Purcell, 68	Director	2006	Retired. Former Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures. Director/Trustee (since May 2006) of FPA Capital Fund, Inc. and of FPA Funds Trust, and of source capital, Inc. (since may 2010).	5	The Ocean Conservancy and of the Motion Picture and Television Fund.

ALLAN M. RUDNICK, 71	DIRECTOR	2010	PRIVATE INVESTOR. FORMERLY, CO-FOUNDER AND CHIEF INVESTMENT OFFICER OF KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT (“KAR”) IN 1989. PRIOR TO HIS RETIREMENT IN DECEMBER 2007, MR. RUDNICK SERVED AS PRESIDENT, CHIEF EXECUTIVE OFFICER (2001) AND CHAIRMAN OF THE BOARD (2001) OF KAR. DIRECTOR/TRUSTEE OF FPA CAPITAL FUND, INC. AND OF FPA FUNDS TRUST (SINCE JANUARY 2010).	4	CALIFORNIA COUNCIL ON ECONOMIC EDUCATION

NAME, ADDRESS* AND AGE	POSITION WITH FUND	YEAR FIRST ELECTED AS DIRECTOR OF THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FPA FUND BOARDS ON WHICH DIRECTOR SERVES	OTHER DIRECTORSHIPS HELD BY DIRECTOR

“INTERESTED” DIRECTORS**

ROBERT L. RODRIGUEZ, 63	DIRECTOR & PORTFOLIO MANAGER	2000	Managing partner and Chief Executive officer of First Pacific Advisors, LLC; (SINCE OCTOBER 2006); AND DIRECTOR (SINCE AUGUST 2000) AND PORTFOLIO MANAGER (SINCE JANUARY 2010) OF FPA CAPITAL FUND, INC. DIRECTOR FOR MORE THAN THE PAST FIVE YEARS OF FPA FUND DISTRIBUTORS, INC. Director (from march 1996), Principal (from march 1996) and Chief Executive officer (from may 2000) of First Pacific Advisors, Inc. to September 2006; PRESIDENT (SINCE jULY 1988) AND CHIEF INVESTMENT OFFICER (SINCE JULY 1984) TO December 2009 OF THE FUND AND OF FPA CAPITAL FUND, INC.	2	FPA Fund Distributors, Inc.

*      THE ADDRESS FOR EACH DIRECTOR IS 11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064.

**   “INTERESTED PERSON” WITHIN THE MEANING OF THE 1940 ACT BY VIRTUE OF AN AFFILIATION WITH THE FUND’S ADVISER.

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2011

AGGREGATE DOLLAR RANGES OF
	DOLLAR RANGE OF FUND	SHARES OWNED IN ALL FPA
NAME	SHARES OWNED	FUNDS OVERSEEN BY DIRECTOR
“NON-INTERESTED” DIRECTORS
Willard H. Altman, Jr.	Over $100,000	Over $100,000
Thomas P. Merrick	$10,001 to $50,000	Over $100,000
Alfred E. Osborne, Jr.	$10,001 to $50,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	Over $100,000	Over $100,000

“INTERESTED” DIRECTORS
Robert L. Rodriguez	Over $100,000	Over $100,000

As of December 31, 2011, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2011

No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. The Fund pays annual fees of $10,000 to Directors who are not affiliated with the Adviser, plus $1,500 for each Board of Directors meeting attended and $750 for each Committee meeting held on a day other than a Board meeting. Additionally, the Chairman of the Board receives annual fees of $4,000. During the last fiscal year, the Directors then in office received as a group $84,000 in Directors’ fees.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Adviser.

	AGGREGATE COMPENSATION	TOTAL COMPENSATION
NAME	FROM THE FUND	FROM ALL FPA FUNDS
“NON-INTERESTED” DIRECTORS
Willard H. Altman, Jr.	$20,000	$116,000	(1)
Thomas P. Merrick	$16,000	$104,000	(1)
Alfred E. Osborne, Jr.	$16,000	$50,000	(3)
Patrick B. Purcell	$16,000	$80,000	(2)
Allan M. Rudnick	$16,000	$50,000	(3)

“INTERESTED” DIRECTORS
Robert L. Rodriguez	$-0-	$-0-

(1)          Includes compensation from the Fund, four open-end investment companies and one closed-end investment company.

(2)          Includes compensation from the Fund, two open-end investment companies and one closed-end investment company.

(3)          Includes compensation from the Fund and two open-end investment companies.

OFFICERS

		YEAR FIRST
		ELECTED AN
	POSITION	OFFICER OF
NAME, ADDRESS* AND AGE	WITH FUND	THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Thomas H. Atteberry, 58	Chief Executive Officer & Portfolio Manager	2004	Partner of First Pacific Advisors, LLC (since October 2006). Vice President of the Fund from November 2004 to January 2010, and of First Pacific Advisors, Inc. from March 1997 to September 2006.

Eric S. Ende, 67	Vice President	1985

Partner of First Pacific Advisors, LLC (since October 2006); Director, President and Portfolio Manager for more than the past five years of FPA Perennial Fund, Inc.; Director, President and Chief Investment Officer for more than the past five years of Source Capital, Inc.; Director, President and Portfolio Manager for more than the past five years of FPA Paramount Fund, Inc.; and Vice President of FPA Capital Fund, Inc. and of FPA Funds Trust for more than the past five years. Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

J. Richard Atwood, 51	Treasurer	1997

Managing Partner and Chief Operating Officer, Chief Financial Officer and Treasurer of First Pacific Advisors, LLC (since October 2006); and Director, President Chief Executive Officer, Chief Compliance Officer (since August 2004), Chief Financial Officer and Treasurer for more than the past five years of FPA Fund Distributors, Inc. Treasurer of each FPA Fund for more than the past five years. Director, Principal, Chief Operating Officer and Chief Financial Officer (from January 1997) of First Pacific Advisors, Inc. from May 2000 to September 2006.

Sherry Sasaki, 56	Secretary	1984

Assistant Vice President and Secretary of First Pacific Advisors, LLC (since October 2006); and Secretary of each FPA Fund and of FPA Fund Distributors, Inc. for more than the past five years. Assistant Vice President (from December 1992) and Secretary (from June 1991) of First Pacific Advisors, Inc. to September 2006.

Christopher H. Thomas, 54	Chief Compliance Officer	1995

Vice President and Chief Compliance Officer of First Pacific Advisors, LLC (since October 2006); Director, Vice President and Controller for more than the past five years; of FPA Fund Distributors, Inc.; and Chief Compliance Officer of each FPA Fund (since August 2004). Controller from March 1995 to December 2005, and Vice President (from March 1995) and Chief Compliance Officer (from August 2004) of First Pacific Advisors, Inc. to September 2006; and Assistant Treasurer of each FPA Fund from April 1995 (except FPA Funds Trust from August 2002) to February 2006.

E. Lake Setzler III, 44	Assistant Treasurer	2006

Vice President and Controller of First Pacific Advisors, LLC (since October 2006); and Assistant Treasurer of each FPA Fund (since February 2006). Former Vice President and Controller of First Pacific Advisors, Inc. from December 2005 to September 2006. Chief Operating Officer of Inflective Asset Management, LLC (2004 to 2005) and Vice President of Transamerica Investment Management, LLC (2000 to 2004).

* The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets quarterly. The Board is currently composed of six directors, including five directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Corporate Responsibility Committee meets at least twice a year. The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s primary role is to preside at all meetings of the Board.  The Chairman does not participate in the preparation for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to the preparation of the agenda for Board meetings (with input from the Independent Directors), determining which matters need to be acted upon by the Board, and ensuring that the Board obtains all the information necessary to perform its functions and take actions.  The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other director.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of accounting, consulting and strategic planning, education, entertainment, and investment management. The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director.

The Board of Directors has delegated day-to-day Fund management and risk oversight to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO would report any material risk, should it arise to the Board. The CCO is also the CCO of the Adviser.

The Board has an Audit Committee and a Corporate Responsibility Committee. The responsibilities of each committee are described below.

COMMITTEES OF THE BOARD OF DIRECTORS. The Fund has an Audit Committee comprised of Willard H. Altman, Jr., Thomas P. Merrick, Alfred E. Osborne, Jr., Patrick B. Purcell and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firms the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

The Fund has a Corporate Responsibility Committee consisting of Willard H. Altman, Jr., Thomas P. Merrick, Alfred E. Osborne, Jr., Patrick B. Purcell and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Corporate Responsibility Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors. The Corporate Responsibility Committee met three times during the last fiscal year.

The Corporate Responsibility Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Corporate Responsibility Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Corporate Responsibility Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

FIVE PERCENT SHAREHOLDERS

As of December 31, 2011, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104-4151, which held 135,290,247 shares (33.44%), Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which held 60,515,228 shares (14.51%), Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399-0001, which held 31,688,864 shares (7.60%), and Prudential Investment Management Services, 3 Gateway Center, Newark, New Jersey 07102, which held 22,979,548 shares (5.51%). The foregoing broker-dealers and/or investment advisory firms advise that the shares are held for the benefit of their customers.

MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, LLC was formed in July 2004, by the principals and key investment professionals of the Fund’s previous adviser, First Pacific Advisors, Inc. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund’s investment adviser since July 11, 1984. The current Adviser exercised its option to purchase, among other things, the operating assets and name “First Pacific Advisors” from the previous adviser and its parent company, Old Mutual (US) Holdings Inc.  This purchase took effect on September 30, 2006, and the current investment advisory agreement became effective on October 1, 2006. Presently, the investment adviser manages assets of approximately $17.8 billion for seven investment companies, including one closed-end investment company, and more than 35 institutional accounts. Currently, the personnel of First Pacific Advisors, LLC. consists of 17 persons engaged full time in portfolio management or investment research in addition to 42 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every applicable securities trade to ensure that there is no conflict with the trading activities of the Fund. On a quarterly basis all employees must provide a report on all applicable transactions in any security in which they have or acquire direct or indirect ownership. This reporting requirement also applies to securities issued by the Government of the United States or state/local municipalities, and shares of registered open-end investment companies. This requirement does not apply to 401k investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”), which underscores the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•             The Adviser votes for uncontested director nominees recommended by management.

•             The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•             The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•             To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•             To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, 2011. Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders, except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of independent and unaffiliated Directors; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; and postage.

For services rendered, facilities furnished and expenses assumed, the Adviser is paid an investment management fee. Such fee is payable monthly at the annual rate of 0.50% of the Fund’s net assets. The fee is calculated and accrued for each calendar day by applying the annual rate to the net assets of the Fund as of the close of the prior business day, and dividing the amount computed by the number of calendar days in the fiscal year.

The Adviser pays the Fund the amount by which certain defined operating expenses of the Fund for any fiscal year exceed 1.50% of the first $15 million of average net assets, plus 1% of the remaining average net assets. Such reimbursement is calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2012, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty upon 60 days’ written notice at the option of either party or by the vote of the Fund’s shareholders. The Advisory Agreement automatically terminates in the event of its assignment.

In determining whether to renew the Advisory Agreement, those Fund Directors who are not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The following paragraphs summarize the material information and factors considered by the Board at a meeting held on August 2, 2011, as well as their conclusions relative to such factors.

The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund’s portfolio managers, the senior analysts supporting the team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund’s Portfolio managers; Tom Atteberry, who has been with the Adviser since 1997 and Robert Rodriguez, who has managed the Fund since 1984, The Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. (“Lipper”), regarding the Fund’s performance relative to a peer group of A-rated corporate debt value funds selected by Lipper (the “Peer Group”). The Board and the Independent Directors noted the Fund’s competitive long-term investment performance when compared to the Peer Group. They further concluded that the Adviser’s continued management of the Fund should benefit the Fund and its shareholders.

The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Fund’s advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Directors noted that the Fund’s fees and expenses were at the lower end of the range for the Peer Group. The Board and the Independent Directors noted that the overall expense ratio of the Fund was also low when compared to the Peer Group. The Board and the Independent Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board and the Independent Directors expressed concern that the fee rate does not have any breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund’s assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund’s assets, all of which could negatively impact the Adviser. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser’s claims of increases in the Adviser’s internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. According to the Adviser, such increased costs have included investments in analysts who assist with the management of the Fund, additions to administrative personnel and systems that enhance the quality of services provided to the Fund and the continued employment of a full-time Chief Compliance Officer and his assistant.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Board and the Independent Directors determined that the Fund’s expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser’s compensation, such as changes in the Fund’s asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Directors determined to approve the continuation of the current advisory agreement for an additional one-year period through September 30, 2012.

For the fiscal years ended September 30, 2009, 2010, and 2011, the Fund’s Adviser received gross advisory fees of $15,092,317, $19,925,925, and $19,073,181, respectively.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER. Thomas H. Atteberry is also responsible for the day-to-day management of other accounts. Mr. Atteberry manages 15 other accounts with total aggregate assets of $988 million at September 30, 2011. None of these accounts have an advisory fee based on the performance of the account. Robert L. Rodriguez was on a one-year sabbatical during calendar 2010, and returned on January 1, 2011 as a Portfolio Manager on the Fund’s management team.

The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers’ managing the Fund and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

COMPENSATION. Compensation of the Portfolio Managers is primarily through participation in the Adviser's revenues and profits. The participation in revenues and profits is primarily based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets, and partly based on the overall profitability of the Adviser. This participation has both fixed and variable components.  The variable participation is based upon the Adviser’s assessment of the Portfolio Managers’ performance in a number of key areas including product management and business development, succession planning and team building, identity, and long term performance.   In addition, the Adviser further provides for a discretionary bonus that can be allocated to any member of the firm, including Portfolio Managers who are equity owners, in order to recognize outstanding achievements in any given year. In addition, for Portfolio Managers who are equity owners of the Adviser, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term. The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

OWNERSHIP OF SECURITIES. The dollar value of shares of the Fund owned at September 30, 2011 by Messrs. Atteberry and Rodriguez was each over $1,000,000.

PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the “Distributor”), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated October 1, 2006 (the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of the Adviser. Please see “Distributor” for more information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. Most transactions the Fund makes are principal transactions at net prices. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases of portfolio securities from underwriters include a commission or concession the issuer pays to the underwriter. Purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services which assist in making investment decisions. The Adviser shall allocate the amounts and proportions of such costs and shall regularly report on such allocations to the Fund’s Board of Directors.

Brokerage and research services are defined by Section 28(e) of the Securities Exchange Act of 1934 to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investments.

During the fiscal year ended September 30, 2011, the Fund paid no brokerage commissions to brokers selected because of research services provided to the Adviser. The Fund paid $6,175 in brokerage commissions for the fiscal year ended September 30, 2010, and no brokerage commission for the fiscal year ended September 30, 2009.

PORTFOLIO HOLDINGS DISCLOSURE

PUBLICLY AVAILABLE PORTFOLIO HOLDINGS. The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the Securities and Exchange Commission (“SEC”) in a publicly available filing; or (2) the day next following the day such information is posted on the www.fpafunds.com website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are: complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR; complete portfolio holdings disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q; portfolio statistics, top holdings and sectors disclosed in the Fund’s monthly and quarterly profiles and posted on the FPA Funds’ website approximately 15 days after month-end; and attribution reports containing only sector and/or industry breakdown for the Fund.

NON-PUBLIC PORTFOLIO HOLDINGS. Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. The Fund has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

RATING AND RANKING ORGANIZATIONS. The Fund’s non-public portfolio holdings may be provided to a rating and ranking organization (E.G., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for trading the Fund.

SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and not for trading the Fund.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis. If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement. Any material changes to these procedures will be approved by the Board.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year.

CAPITAL STOCK

COMMON STOCK. Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund’s net assets. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights. The Fund has authorized 500 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. The net asset value is computed as of the close of the New York Stock Exchange (“NYSE”) on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund uses various methods and inputs to establish the fair value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

SALES CHARGES. The maximum sales charge is 3.5%, as a percentage of the offering price, but lower sales charges apply for larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 92% to 100%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers regardless of the size of the investment. At such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers. See the Fund’s Prospectus for more information about reducing sales charges.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. Customer orders are priced at the Fund’s net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing those services.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent (“LOI”) covering investments to be made within a period of 13 months (“Period”) from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment (“LOI Goal”), provided the amount is not less than $50,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through UMB Fund Services, Inc.

(“Shareholder Service Agent”). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder’s LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested, as directed by the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% REDEMPTION FEE. No redemption fee applies to a redemption if a sales charge was paid at the time of initial purchase. A redemption fee of 2% is imposed on redemptions (except by exchange) made within 90 days by certain persons eligible to purchase shares without an initial sales charge. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% redemption fee is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements. A contingent deferred sales charge of 1% applies to redemptions made within one year of purchase for certain purchases of $1,000,000 or more made without a sales charge at the time of purchase as described in the Prospectus.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets.  The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund is sold with a front-end sales charge has historically served as a deterrent to frequent trading. For qualifying purchases at net asset value the Fund has imposed a 2% redemption fee on shares held less than 90 days except for those shareholders to whom the charge does not apply. The section titled “Purchases Subject to a 2% Redemption Fee” in the Prospectus provides a complete description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled “How to Exchange Your Shares” in the Prospectus). Irrespective of these front-end sales charges, redemption fees and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company (“Bank”) presently acts as custodian for retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in the plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and distributions from, a retirement plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code (“Code”) and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund’s net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to withholding on reportable dividends, capital gains distributions and redemption payments (“backup withholding”), at 28%. Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The offering of Fund shares is a continuous offering. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees) and related legal and audit expenses.

The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 30, 2012 has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated at any time on 60 days’ written notice, without penalty, by the Fund’s Board of Directors, the vote of a majority of the Fund’s outstanding voting securities or the Distributor.

The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a wholly owned subsidiary of the Adviser.

For the fiscal years ended September 30, 2009, 2010 and 2011, total underwriting commissions on the sale of Fund shares were $2,689,304, $654,099, and $574,105, of which $233,812, $52,448, and $49,978 respectively, were retained by the Distributor after reallowances to other dealers.

PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission (“SEC”), funds that intend to advertise performance must include total return quotations before taxes, after taxes on distributions and after taxes on distributions and sale of Fund shares, calculated according to the following formulas:

Total Return Before Taxes

P(1 + T)[n] =	ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years (1, 5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Average Annual Total Return After Taxes on Distributions

P(1 + T)[n] =	ATV(D)

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years (1, 5 or 10)

ATV(D) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption

P(1 + T)[n] =	ATV(DR)

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years (1, 5 or 10)

ATV(DR) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions and redemption.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund’s existence or such shorter period dating from the effectiveness of a fund’s registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund’s total return with a bond index such as the Barclays Capital Government/Credit Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund’s average annual total return (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended September 30, 2011, was (1.12)%, 3.18% and 3.76%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 3.50% of the offering price) for the same periods was 2.47%, 3.91% and 4.13%, respectively.

The Fund’s average annual total return after taxes on distributions (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended September 30, 2011, was (2.58)%, 1.70% and 2.17%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 3.50% of the offering price) for the same periods was 0.95%, 2.43% and 2.53%, respectively.

The Fund’s average annual total return after taxes on distributions and redemption (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended September 30, 2011, was (1.79)%, 1.84% and 2.25%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 3.50% of the offering price) for the same periods was 1.22%, 2.47% and 2.57%, respectively.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund’s investment objectives and policies, as well as the risks associated with the Fund’s investment practices. Future results will be affected by the future composition of the Fund’s portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

In addition to any other permissible information, the Fund may include the following types of information in advertisements or reports to shareholders: 1) discussions of general economic or financial principles; 2) discussions of general economic trends; 3) presentations of statistical data to supplement these discussions; 4) descriptions of past or anticipated portfolio holdings for the Fund; 5) descriptions of investment strategies for the Fund; 6) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and 7) discussions of Fund rankings or ratings by recognized rating organizations. The Fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks, the Standard and Poor’s 500 Composite Stock Index and the Barclays Capital Government/Credit Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The Fund may refer to results and surveys compiled by organizations such as CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the Fund may refer to results published in major, nationally distributed newspapers and periodicals.

PORTFOLIO SUMMARY

September 30, 2011 (unaudited)

Bonds & Debentures		102.1%
Mortgage Pass-Through	28.4%
Mortgage-Backed	19.8%
U.S. Treasuries*	17.2%
Asset-Backed	10.3%
Stripped Mortgage-Backed	9.7%
Commercial Mortgage-Backed	8.5%
U.S. Treasuries — Short-Term*	3.5%
Corporate	2.8%
U.S. Agencies	1.9%
Short-Term Investments*		3.8%
Other Assets and Liabilities, net*		-5.9%

Total Net Assets		100.0%

*Cash Plus Liquidity		18.6%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended September 30, 2011 (unaudited)

Principal Amount
NET PURCHASES
Government National Mortgage Association IO 2010-161 — 0.84026% 2050	$166,809,945
U.S. Treasury Note — 0.875% 2012 (1)	$150,000,000
U.S. Treasury Note — 0.625% 2012	$140,000,000
U.S. Treasury Note — 0.375% 2012 (1)	$130,000,000
U.S. Treasury Note — 0.375% 2012 (1)	$127,708,000

NET SALES
Federal Agricultural Mortgage Association — 3.875% 2011 (2)	$58,340,000
First National Master Note Trust 2009-1A — 1.605% 2014 (2)	$62,020,000
U.S. Treasury Note — 0.625% 2012	$112,750,000
U.S. Treasury Note — 1% 2012 (2)	$192,708,000
U.S. Treasury Note — 0.75% 2012 (2)	$222,529,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES
MORTGAGE PASS-THROUGH SECURITIES — 28.4%
Federal Home Loan Mortgage Corporation
847526 — 2.502% 2034	$8,235,443	$8,609,991
782629 — 2.509% 2035	1,204,186	1,259,061
848215 — 2.609% 2038	4,967,936	5,188,512
E97666 — 4% 2018	16,326,264	17,429,919
J11574 — 4% 2020	18,821,273	19,833,858
G18305 — 4% 2024	17,822,602	18,861,481
G14025 — 4% 2025	46,039,635	48,665,736
J12397 — 4% 2025	29,082,001	30,740,548
G11470 — 4.5% 2013	428,013	446,439
B18693 — 4.5% 2015	1,649,503	1,743,195
J11204 — 4.5% 2019	12,763,832	13,552,126
E01322 — 5% 2018	14,134,560	15,274,088
G13091 — 5% 2018	7,191,747	7,869,713
E01642 — 5% 2019	8,444,664	9,283,557
G13812 — 5% 2020	23,057,041	25,272,362
G14187 — 5.5% 2020	31,221,087	33,692,860
G12139 — 6.5% 2019	3,828,717	4,215,532
A26942 — 6.5% 2034	1,005,841	1,142,877
P50543 — 6.5% 2037	356,047	412,057
G08107 — 6.5% 2036	4,787,715	5,472,933
Federal National Mortgage Association
AD0705 — 2.429% 2040	9,136,258	9,553,694
890328 — 3% 2020	34,911,307	36,372,694
932108 — 4% 2019	16,833,970	17,807,184
MA0150 — 4% 2019	46,315,412	48,697,877
MA0203 — 4% 2019	28,546,712	30,031,997
MA0235 — 4% 2019	22,172,863	23,454,732
MA0267 — 4% 2019	18,797,223	19,785,017
MA0298 — 4% 2020	97,612,579	103,255,806
MA0322 — 4% 2020	29,965,523	31,564,184
MA0357 — 4% 2020	52,984,259	55,810,969
MA0430 — 4% 2020	9,639,024	10,217,365
AB1243 — 4% 2025	49,493,865	52,214,543
AA4552 — 4% 2024	1,849,369	1,995,469
AC8539 — 4% 2024	8,449,670	9,113,645
AE0307 — 4% 2025	7,784,813	8,396,544
AD9338 — 4% 2025	7,267,206	7,665,158
AH4841 — 4% 2026	34,707,676	36,637,423
890123 — 4.5% 2016	5,466,125	5,698,271
735494 — 4.5% 2020	30,263,898	32,382,371

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES — Continued
AA8521 — 4.5% 2020	$15,510,399	$16,648,862
AA0905 — 4.5% 2021	8,782,946	9,423,662
995756 — 5% 2018	22,446,878	24,546,335
735453 — 5% 2019	11,784,613	12,917,468
AE0126 — 5% 2020	29,376,083	31,904,482
995861 — 5% 2021	24,236,813	26,509,499
890122 — 5% 2021	9,972,581	10,926,458
890083 — 5% 2021	12,195,771	13,339,368
AE0792 — 5% 2026	22,073,510	23,939,384
257100 — 5.5% 2018	2,465,762	2,719,242
745500 — 5.5% 2018	17,579,735	19,181,249
995327 — 5.5% 2019	4,936,067	5,453,959
889318 — 5.5% 2020	19,281,512	20,964,981
735521 — 5.5% 2020	9,362,061	10,343,580
995284 — 5.5% 2020	22,004,673	23,981,793
889069 — 5.5% 2021	17,983,793	19,622,117
AE0237 — 5.5% 2023	23,463,661	25,733,066
865963 — 5.849% 2036	5,905,976	6,282,600
745832 — 6% 2021	39,680,055	43,134,204
AD0951 — 6% 2021	21,867,083	24,077,626
890225 — 6% 2023	22,322,069	24,578,607
923306 — 6.5% 2037	640,975	703,880
323282 — 7.5% 2028	528,610	609,308
Government National Mortgage Association
782281 — 6% 2023	7,460,250	8,307,585
TOTAL MORTGAGE PASS-THROUGH SECURITIES		$1,215,471,103

MORTGAGE-BACKED SECURITIES — 19.8%
Chase Mortgage 2003-S14 2A4 — 7.5% 2034	$1,097,170	$1,103,665
CMSI 2005-5 2A3 — 5% 2020	855,761	874,245
Federal Home Loan Bank
00-0606 Y — 5.27% 2012	13,642,078	14,405,216
I7-2014 1 — 5.34% 2014	32,162,683	34,807,420
VN-2015 A — 5.46% 2015	27,451,997	30,555,171
00-0986 — 5.739% 2014	24,592,657	26,980,604
Federal Home Loan Mortgage Corporation
3829 CD — 3% 2024	11,165,939	11,511,525
2630 KS — 4% 2017	9,531,656	9,648,514
2786 JC — 4% 2018	2,049,996	2,092,882
3806 AB — 4% 2023	33,635,631	35,719,022
2869 JA — 4% 2034	13,487,407	13,818,523
2877 WA — 4.25% 2034	12,903,932	13,487,706

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES — Continued
2706 UG — 4.5% 2016	$5,272,128	$5,314,410
2578 AM — 4.5% 2016	8,987,387	9,584,869
2677 LD — 4.5% 2017	10,021,509	10,208,811
2914 LQ — 4.5% 2019	8,950,226	9,322,824
3439 AC — 4.5% 2022	17,722,904	18,522,384
2509 CB — 5% 2017	8,275,670	8,767,659
2602 ET — 5% 2017	6,218,140	6,463,073
3080 MA — 5% 2018	1,732,736	1,741,850
2747 DX — 5% 2019	11,667,791	12,688,023
3852 HA — 5% 2021	24,008,076	25,886,228
3285 LC — 5% 2025	16,521,561	17,244,545
2494 CF — 5.5% 2017	8,751,900	9,419,057
2503 B —5.5% 2017	8,544,549	9,146,854
R005 AB — 5.5% 2018	13,701,046	14,079,058
3808 BQ — 5.5% 2025	37,188,125	41,161,676
3806 JB — 5.5% 2026	13,818,281	15,359,019
3855 HQ — 5.5% 2026	21,316,613	23,693,842
2542 PG — 5.5% 2031	3,849,752	3,879,857
2903 UZ — 5.5% 2031	4,831,191	4,891,581
2922 Z — 5.5% 2032	6,938,409	7,127,758
2670 QG — 5.5% 2032	27,383,513	28,564,290
3133 BD — 5.75% 2033	4,528,440	4,684,354
3926 GP — 6% 2025	16,945,601	18,682,525
3614 DY — 6% 2032	23,252,772	26,051,941
Federal National Mortgage Association
2009-68 KA — 3.75% 2022	6,548,769	6,786,424
2011-67 EA — 4% 2021	56,853,592	59,619,519
2009-70 NU — 4.25% 2019	19,168,317	20,179,446
2004-90 GA — 4.35% 2034	10,331,062	10,761,764
2003-24 PD — 5% 2018	9,020,973	9,633,587
2009-77 DA — 5% 2023	10,028,982	10,620,391
2005-4 E — 5% 2032	7,709,226	7,906,120
2010-39 PL — 5% 2032	17,801,806	19,121,098
2004-60 LB — 5% 2034	18,807,886	20,510,188
2003-W17 1A5 — 5.35% 2033	9,283,037	9,886,434
2011-19 WB — 5.5% 2018	21,103,568	22,928,183
2009-116 PA — 5.5% 2024	12,400,421	13,208,928
2006-21 CA — 5.5% 2029	5,834,999	6,040,099
2002-70 QG — 5.5% 2031	2,044,995	2,057,183
2004-52 KA — 5.5% 2032	872,157	872,419
2003-28 PG — 5.5% 2032	8,121,211	8,458,322
2005-6 KA — 5.5% 2032	869,739	870,557

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES — Continued
2002-87 N — 5.5% 2032	$4,514,298	$4,639,118
2002-9 PC — 6% 2017	8,352,357	9,070,242
2008-118 ME — 6% 2032	10,799,748	10,879,234
Stanwich Mortgage Loan Trust
2009-2 — 3.72354% 2049 +	393,338	174,957
2010-1 — 2.99043% 2047 +	2,714,735	1,373,113
2010-2 — 4.17318% 2057 +	8,833,203	4,435,151
2010-3 — 4.32963% 2038 +	5,002,673	2,499,335
2010-4 — 10.29848% 2049 +	7,681,600	3,589,612
2011-1 — 5.26337% 2039 +,*	12,926,785	6,817,961
2011-2 — 3.93588% 2050 +,*	10,356,080	5,542,615
Structured Asset Securities Corp 2002-RM1 A — 0.89472% 2037 +	23,768,476	20,518,874
Wells Fargo Mortgage-Backed Securities Trust 2006-5 2A1 — 5.25% 2021	18,073,888	18,375,180
TOTAL MORTGAGE-BACKED SECURITIES		$844,867,035

U.S. TREASURY SECURITIES — 17.2%
U.S. Treasury Notes
—0.375% 2012	$130,000,000	$130,239,200
—0.375% 2012	127,708,000	127,957,030
—0.625% 2012	232,715,000	233,596,990
—0.625% 2012	125,000,000	125,430,000
—1.75% 2012	115,000,000	116,562,850
TOTAL U.S. TREASURY SECURITIES		$733,786,070

ASSET-BACKED SECURITIES — 10.3%
Cabela’s Master Credit Card Trust
2006-3A A1 — 5.26% 2014 +	$38,995,000	$39,074,160
2006-3A B — 0.429% 2014 +	10,090,000	10,087,780
Case New Holland Wholesale Master Note Trust
2009-1A A — 1.929% 2015 +	13,900,000	14,030,660
Credit Acceptance Auto Loan Trust 2011-1 A — 2.61% 2019 +	19,295,000	19,290,674
FIFC Premium Funding LLC 2009-A A — 1.679% 2014 +	26,320,000	26,890,354
First National Master Note Trust 2009-3 A — 1.579% 2015	28,150,000	28,335,508
GE Capital Credit Card Master Note Trust 2009-2 A — 3.69% 2015	6,697,000	6,840,986
HFG HEALTHCO-4 LLC 2011-1A A — 2.4715% 2017 +	16,552,000	17,552,568
MassMutual Asset Finance LLC
2011-AA A2 — 0.9% 2014 +	22,420,000	22,276,736
2009-AA — 2.37% 2013 +	36,373,460	36,722,645
PFS Financing Corp. 2010-CA A — 1.629% 2014 +	53,595,000	55,374,890
Prestige Auto Receivables Trust
2009-1A B — 10% 2013 +	7,675,668	8,190,322
2011-1A A2 — 1.25% 2014 +	18,212,920	18,170,302

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES — Continued
National Collegiate Student Loan Trust 2006-3 A2 — 0.34456% 2026	$48,955,822	$48,007,303
Santander Drive Auto Receivables Trust
2010-B A2 — 1.01% 2013 +	26,717,800	26,750,663
2011-3 A2 — 1.11% 2014	33,500,000	33,500,000
Station Place Securitization Trust 2010-1 A — 1.2305% 2042 +	14,390,000	14,390,000
World Financial Network Credit Card Master Trust II
2010-1 — 4.16% 2017 +	15,255,000	15,606,628
ASSET BACKED SECURITIES		$441,092,179

STRIPPED MORTGAGE-BACKED SECURITIES — 9.7%
PRINCIPAL ONLY SECURITIES
Federal Home Loan Mortgage Corporation 217 — 6.5% 2032	$1,055,537	$974,514

INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
3714 TI — 2.25% 2015	115,567,771	5,128,898
3706 AI — 3.5% 2020	32,451,337	3,025,763
3722 AI — 3.5% 2020	28,734,135	3,141,790
3735 AI — 3.5% 2020	14,536,608	1,583,618
3755 AI — 3.5% 2020	26,750,483	2,725,339
3760 KI — 3.5% 2020	25,012,892	2,732,408
3753 CI — 3.5% 2020	5,787,213	654,765
3874 DI — 3.5% 2020	24,980,649	2,337,189
3893 DI — 3.5% 2020	18,256,374	1,504,143
3909 KI — 3.5% 2021	11,426,108	1,298,691
3874 BI — 3.5% 2021	13,267,948	1,397,646
3784 BI — 3.5% 2021	16,008,860	1,803,078
3893 BI — 3.5% 2021	11,030,809	1,103,853
3778 GI — 3.5% 2024	13,255,769	1,122,896
3854 GI — 3.5% 2024	16,407,563	1,286,189
3763 NI — 3.5% 2025	9,285,372	1,044,604
3852 YI — 3.5% 2025	42,220,973	3,318,991
3904 QI — 3.5% 2025	11,300,000	1,113,728
3909 UI — 3.5% 2025	26,003,181	2,336,223
3904 NI — 3.5% 2026	20,612,731	2,829,716
3930 AI — 3.5% 2026	21,428,571	2,464,286
2558 JW — 5.5% 2022	2,954,825	246,048
217 — 6.5% 2032	1,055,537	222,571
Federal National Mortgage Association
2010-91 MI — 2% 2013	64,887,069	1,774,661
2010-95 MI — 2% 2013	55,776,466	1,452,977
2011-88 BI — 3% 2020	11,018,306	735,362

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES — Continued
2010-145 BI — 3.5% 2020	$16,767,670	$1,848,468
2010-124 AI — 3.5% 2020	20,455,329	2,189,538
2010-128 LI — 3.5% 2020	39,155,964	3,866,651
2011-75 BI — 3.5% 2020	18,673,121	1,420,838
2011-104 DI — 3.5% 2021	55,771,681	5,193,738
2010-104 CI — 3.5% 2021	35,436,476	3,543,648
2010-137 BI — 3.5% 2024	15,963,058	1,037,918
2011-80 KI — 3.5% 2025	24,231,653	2,101,611
2011-75 AI — 3.5% 2025	51,651,085	3,796,871
2011-66 BI — 3.5% 2025	9,051,264	735,415
2011-67 CI — 3.5% 2025	12,053,161	1,174,581
2011-101 IC — 3.5% 2026	120,057,527	13,919,470
2011-101 EI — 3.5% 2026	42,857,142	4,911,000
2011-101 IE — 3.5% 2026	40,851,048	4,608,407
2011-104 IM — 3.5% 2026	36,571,275	3,839,984
2010-89 LI — 4% 2020	32,534,988	3,356,960
2010-104 CI — 4% 2020	13,840,628	1,462,678
2011-67 EI — 4% 2021	37,069,308	2,868,423
2003-64 XI — 5% 2033	4,529,384	867,875
Government National Mortgage Association
2002-56 — 0.32322% 2042	714,255	3,307
2006-15 — 0.4710947267% 2046	29,300,724	804,891
2004-43 — 0.48842% 2044	121,418,659	2,608,073
2005-9 — 0.55333% 2045	26,454,837	733,857
2008-48 — 0.55719% 2048	128,468,272	4,254,869
2004-108 — 0.57454% 2044	30,825,512	722,858
2004-10 — 0.56169% 2044	118,389,346	1,772,288
2008-78 — 0.62498% 2048	107,204,090	4,509,004
2006-30 — 0.62306% 2046	25,604,842	962,742
2005-90 — 0.68747% 2045	102,002,225	2,965,205
2006-5 — 0.67566% 2046	106,637,569	3,417,734
2011-10 — 0.71368% 2045	123,572,281	5,730,047
2007-4 — 0.74867% 2047	46,730,728	1,928,110
2006-55 — 0.68104% 2046	99,440,248	3,538,084
2007-15 — 0.79576% 2047	156,314,089	7,207,643
2010-161 — 0.83944% 2050	298,862,940	15,116,487
2008-45 — 0.8597% 2048	149,715,136	5,421,185
2007-34 — 0.87373% 2047	56,417,514	2,725,530
2010-18 — 0.88176% 2050	188,141,480	9,728,796
2005-50 — 0.88558% 2045	2,060,073	75,090
2010-123 — 0.89877% 2050	89,557,207	5,409,255
2006-67 — 0.87585% 2046	75,511,146	2,935,118

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES — Continued
2007-55 — 0.94017% 2047	$161,616,447	$7,482,841
2007-77 — 0.95957% 2047	184,418,749	8,332,039
2008-92 — 0.97225% 2048	133,834,756	6,829,588
2010-63 — 0.96779% 2050	95,514,735	4,828,270
2011-6 — 1.04545% 2052	254,534,061	16,152,731
2009-119 — 1.05023% 2049	340,919,274	19,278,985
2008-8 — 1.08568% 2047	178,835,149	7,412,717
2009-105 — 1.08889% 2049	159,436,107	9,881,850
2008-24 — 1.11118% 2047	64,138,319	2,867,624
2009-60 — 1.12898% 2049	151,436,875	8,671,275
2009-86 — 1.12919% 2049	166,879,868	9,532,178
2010-28 — 1.16534% 2050	166,076,598	10,019,401
2011-120 — 1.18978% 2043	126,005,000	15,730,937
2011-49 — 1.17592% 2045	96,687,943	6,809,732
2010-49 — 1.1928% 2050	171,427,803	10,505,096
2011-78 — 1.27334% 2046	97,915,682	7,567,903
2011-16 — 1.28625% 2046	157,081,175	11,110,351
2009-4 — 1.29692% 2049	157,450,436	9,947,719
2009-49 — 1.3943% 2049	164,424,425	10,929,292
2010-148 — 1.47523% 2052	91,679,158	7,227,068
2009-71 — 1.80526% 2049	191,412,904	14,331,084
2009-30 — 1.96664% 2049	130,655,744	11,624,442
Jefferies Structured Series 1634 — 3.5% 2031	21,428,571	2,142,857
TOTAL STRIPPED MORTGAGE-BACKED SECURITIES		$413,890,174

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.5%
Government National Mortgage Association
2011-49 AB — 2.8% 2034	$41,958,341	$42,675,829
2008-45 A — 3.576% 2027	495,038	496,786
2006-15 A — 3.727% 2027	6,321,640	6,366,081
2006-68 A — 3.888% 2026	5,383,977	5,442,824
2011-120 A — 3.9425% 2033	48,920,000	51,409,050
2006-67 A — 3.947% 2030	3,493,629	3,556,619
2004-108 A — 3.999% 2027	16,441,381	16,817,231
2006-30 A — 4.175% 2028	19,409,070	19,779,007
2006-51 A — 4.253% 2030	5,540,922	5,701,941
2008-39 A — 4.5% 2023	8,514,431	8,637,379
2005-52 C — 4.578% 2045	9,078,463	9,442,782
2006-67 GA — 4.61628% 2034	21,211,417	21,629,494
2004-78 C — 4.658% 2029	3,382,027	3,471,820
2004-67 C — 4.712% 2025	831,444	831,677
2005-34 B — 4.739% 2029	4,941,654	4,966,856

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES — Continued
2008-92 A — 4.771% 2027	$5,876,307	$5,966,332
2007-69 B — 4.959% 2030	15,085,000	15,722,190
2004-51 B — 4.982% 2024	660,100	659,909
2004-60 C — 5.24% 2028	18,209,253	18,622,603
2006-8 C — 5.313% 2036	34,952,499	36,533,051
2008-59 B — 5.553% 2026	10,697,305	10,973,509
GS Mortgage Securities Corporation II
2007-EOP A1 — 1.14249% 2020 +	6,871,725	6,822,249
2007-EOP A2 — 1.31693% 2020 +	12,600,000	12,367,908
LSTAR Commercial Mortgage Trust 2001-1 A — 3.9129% 2017 +	15,804,915	15,905,750
WAMU Commercial Mortgage Securities Trust
2007-SL2 A — 5.31145% 2049 +	39,322,119	39,966,215
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES		$364,765,092

U.S. TREASURY SECURITIES - SHORT TERM — 3.5%
U.S. Treasury Notes — 0.875% 2012	$150,000,000	$150,399,000

CORPORATE BONDS & DEBENTURES — 2.8%
Barclays Bank plc — 1.9% 2014	$38,654,000	$36,479,326
Continental Airlines Company
—8.388% 2020	11,437,553	11,281,431
1997-1 1A — 7.461% 2015	1,906,450	1,875,718
International Lease Finance Corporation — 0.59605% 2012	24,420,000	23,326,716
Omnicare Inc. — 6.875% 2015	969,000	1,003,884
Qwest Corporation
—3.59711% 2013	7,139,000	7,121,581
—7.625% 2015	16,142,000	17,304,547
United Airlines, Inc. — 9.875% 2013 +	21,034,000	21,559,850
TOTAL CORPORATE BONDS & DEBENTURES		$119,953,053

U.S. AGENCY SECURITIES — 1.9%
Federal National Mortgage Association — 0.4% 2012	$81,090,000	$81,099,731

TOTAL INVESTMENT SECURITIES — 102.1% (Cost $4,365,106,440)		$4,365,323,437

SHORT-TERM INVESTMENTS — 3.8% (Cost $163,155,933)
Chevron Corporation
—0.05% 10/03/11	$52,000,000	$51,999,856
—0.03% 10/04/11	52,000,000	51,999,783
ExxonMobil Corporation — 0.03% 10/18/11	50,000,000	49,999,292

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
BONDS & DEBENTURES — Continued
State Street Bank Repurchase Agreement
—0.01% 10/03/11 (Collateralized by $435,000 Principal Amount U.S. Treasury Notes — 2.125% 2014)	$449,000	$449,000
—0.01% 10/03/11 (Collateralized by $8,940,000 Principal Amount U.S. Treasury Notes — 1.375% 2018)	8,708,000	8,708,002
		$163,155,933

TOTAL INVESTMENTS — 105.9% (Cost $4,528,262,373)		$4,528,479,370
Other assets and liabilities, net — (5.9)%		(252,279,781)
TOTAL NET ASSETS — 100.0%		$4,276,199,589

+                 Restricted securities. These restricted securities constituted 10.9% of total net assets at September 30, 2011.

*                 These securities have been valued in good faith by the Board of Directors in accordance with the Fund’s fair value procedures. These securities constituted 0.3% of total net assets at September 30, 2011.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

ASSETS
Investments at value:
Investments securities — at market value (identified cost $4,365,106,440)	$4,365,323,437
Short-term investments — at amortized cost (maturities 60 days or less)	163,155,933	$4,528,479,370
Cash		392
Receivable for:
Capital Stock sold	$27,468,472
Interest	18,949,934
Investment Securities sold	14,498,363	60,916,769
		$4,589,396,531

LIABILITIES
Payable for:
Investment securities purchased	$305,230,823
Capital Stock repurchased	5,902,247
Advisory fees	1,737,268
Accrued expenses and other liabilities	326,604	313,196,942

NET ASSETS		$4,276,199,589

SUMMARY OF SHAREHOLDERS’ EQUITY
Capital Stock — par value $.01 per share; authorized 500,000,000 shares; outstanding 394,514,860 shares		$3,945,149
Additional Paid in Capital		4,360,133,832
Accumulated net realized losses on investments		(139,672,646)
Undistributed net investment income		51,576,257
Unrealized depreciation of investments		216,997
Net assets at September 30, 2011		$4,276,199,589

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$10.84

Maximum offering price per share (100/96.5 of per share net asset value)		$11.23

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2011

INVESTMENT INCOME
Interest		$173,662,611

EXPENSES
Advisory fees	$19,073,181
Transfer agent fees and expenses	2,506,507
Reports to shareholders	639,151
Custodian fees and expenses	242,664
Registration fees	164,049
Insurance	94,920
Directors’ fees and expenses	85,154
Audit and tax services	49,900
Legal fees	30,449
Other expenses	72,947	22,958,922
Net investment income		$150,703,689

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$4,256,098,104
Cost of investment securities sold	4,299,874,835
Net realized loss on investments		$(43,776,731)
Unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$18,560,154
Unrealized appreciation at end of year	216,997
Change in unrealized appreciation of investments		(18,343,157)

Net realized and unrealized loss on investments		$(62,119,888)

NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$88,583,801

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended September 30,
	2011		2010
CHANGES IN NET ASSETS
Operations:
Net investment income	$150,703,689		$118,702,770
Net realized gain (loss) on investments	(43,776,731)		3,446,415
Change in unrealized appreciation of investments	(18,343,157)		(7,164,055)
Change in net assets resulting from operations		$88,583,801		$114,985,130

Distributions to shareholders from net investment income		(162,104,999)		(130,371,322)

Capital stock transactions:
Proceeds from capital stock sold	$1,924,276,959		$1,719,869,415
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	125,649,634		94,165,060
Cost of capital stock repurchased*	(1,845,604,618)	204,321,975	(1,466,717,348)	347,317,127
Total change in net assets		$130,800,777		$331,930,935

NET ASSETS
Beginning of year		4,145,398,812		3,813,467,877

End of year		$4,276,199,589		$4,145,398,812

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold		176,921,878		156,179,682
Shares issued to shareholders upon reinvestment of dividends and distributions		11,584,688		8,580,977
Shares of capital stock repurchased		(169,311,361)		(133,264,136)
Increase in capital stock outstanding		19,195,205		31,496,523

*  Net of redemption fees of $202,426 and $233,657 for the years ended September 30, 2011, and 2010, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	For the Year Ended September 30,
	2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of year	$11.04	$11.09	$11.06	$11.03	$10.99

Income from investment operations:
Net investment income	$0.43	$0.36	$0.36	$0.47	$0.50
Net realized and unrealized gain (loss) on investment securities	(0.16)	(0.04)	0.08	0.05	0.07
Total from investment operations	$0.27	$0.32	$0.44	$0.52	$0.57
Less dividends from net investment income	$(0.47)	$(0.37)	$(0.41)	$(0.49)	$(0.53)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$10.84	$11.04	$11.09	$11.06	$11.03
Total investment return**	2.47%	2.90%	4.03%	4.84%	5.36%

Ratios/supplemental data:
Net assets at end of year (in $000’s)	$4,276,200	$4,145,399	$3,813,468	$2,186,138	$1,832,030
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.62%
Ratio of net investment income to average net assets	3.94%	2.98%	3.20%	4.21%	4.31%
Portfolio turnover rate	117%	78%	64%	32%	53%

*	Rounds to less than $0.01 per share.
**	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund’s primary investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.    Security Valuation

The Fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.    Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.    Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgaged-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

NOTES TO FINANCIAL STATEMENTS

Continued

Stripped Mortgage-Backed Interest Only (“I/O”) and Principal Only (“P/O”) Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $4,608,674,750 for the year ended September 30, 2011.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the “Adviser”). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended September 30, 2011, the Fund paid aggregate fees of $84,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at September 30, 2011, were as follows:

Undistributed net investment income	$61,296,942

NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of dividends paid during fiscal years ended September 30, 2011 and 2010 were as follows:

	2011	2010
Dividends from ordinary income	$162,104,999	$130,371,322

Accumulated net realized losses of $72,731,446 can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $11,767,908 in 2012, $7,719,581 in 2013, $20,873,466 in 2014, $16,390,845 in 2015, $299,496 in 2017, $3,661,716 in 2018 and $12,018,434 in 2019.

The cost of investment securities at September 30, 2011 for federal income tax purposes was $4,374,827,125. Gross unrealized appreciation and depreciation for all securities at September 30, 2011 for federal income tax purposes was $48,301,314 and $57,805,002, respectively, resulting in net unrealized depreciation of $9,503,688. As of and during the year ended September 30, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2008 or by state tax authorities for years ended before September 30, 2007.

During the year ended September 30, 2011, the Fund reclassified $27,533,450 of net amounts relating to market discount on securities sold plus losses recorded on paydowns from mortgage- and other asset-backed securities, from accumulated net realized losses on investments to undistributed net investment income to align financial reporting with tax reporting.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: new capital losses may now be carried forward indefinitely, and retain the character of the original loss; several provisions are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests; and, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.

NOTE 6 — Distributor

For the year ended September 30, 2011, FPA Fund Distributors, Inc. (“Distributor”), a wholly owned subsidiary of the Adviser, received $49,978 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2011, the Fund collected $202,426 in redemption fees, which amounted to less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are

NOTES TO FINANCIAL STATEMENTS

Continued

being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund’s investments as of September 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Bonds & Debentures
Mortgage Pass-Through	—	$1,215,471,103	—	$1,215,471,103
Mortgage-Backed	—	799,915,417	$44,951,618	844,867,035
U.S. Treasuries	—	884,185,070	—	884,185,070
Asset-Backed	—	441,092,179	—	441,092,179
Stripped Mortgage-Backed	—	413,890,174	—	413,890,174
Commercial Mortgage-Backed	—	364,765,092	—	364,765,092
Corporate	—	119,953,053	—	119,953,053
U.S. Agencies	—	81,099,731	—	81,099,731
Short-Term Investments	—	163,155,933	—	163,155,933
	—	$4,483,527,752	$44,951,618	$4,528,479,370

NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund’s Level 3 investment securities and related transactions during the year ended September 30, 2011:

Investments	Beginning Value at September 30, 2010	Net Realized and Unrealized Gains (Losses)	Net Purchases (Sales)	Net Transfers In (Out)*	Ending Value at September 30, 2011
Mortgage-Backed	$19,501,935	$(1,710,230)	$6,641,039	$20,518,874	$44,951,618

*

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended September 30, 2011.

NOTE 9 — Distribution to Shareholders

On September 30, 2011, the Board of Directors declared a dividend from net investment income of $0.11 per share payable October 7, 2011 to shareholders of record on September 30, 2011. For financial statement purposes, this dividend was recorded on the ex-dividend date, October 3, 2011.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2011 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 18, 2011

PART C. OTHER INFORMATION

ITEM 27.  FINANCIAL STATEMENTS.

Financial Statements (all included in Part B)

Report of Independent Registered Public Accounting Firm

Portfolio of Investments, September 30, 2011

Statement of Assets and Liabilities, September 30, 2011

Statement of Operations

Year ended September 30, 2011

Statement of Changes in Net Assets

Year ended September 30, 2011

Year ended September 30, 2010

All other financial statements and schedules are inapplicable.

ITEM 28. EXHIBITS (1933 ACT FILE NO. 2-30393; 1940 ACT FILE NO. 813-1735)

(a)(1)                   Articles of Incorporation were filed as Exhibit (a) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(a)(2)                   Articles Supplementary was filed as Exhibit (a)(2) to Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A filed on December 5, 2002 and is incorporated herein by reference.

(a)(3)                   Articles Supplementary was filed as Exhibit (a)(3) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on December 3, 2004 and is incorporated herein by reference.

(b)                                By-Laws were filed as Exhibit (b) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(b)(1)      Amendment to Article II, Section 7, of the By-Laws, effective August 7, 2006 was filed as Exhibit (b)(1) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(c)                                 Specimen common stock certificate was filed as Exhibit (c) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(d)                                Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC was filed as Exhibit (d) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(e)(1)                   Distribution Agreement between Registrant and FPA Fund Distributors, Inc. was filed as Exhibit (e)(1) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(e)(2)                   Specimen Selling Group Agreement was filed as Exhibit (e)(2) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(e)(3)                   Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit 6.2 to Post-Effective Amendment No.39 of Registrant’s Registration Statement on Form N-1A filed on January 30, 1998 and is incorporated herein by reference.

(g)(1)                  Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(2)                  Amendment to the Custodian Contract was filed as Exhibit (g)(2) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(3)                  Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(3) to Post- Effective Amendment No. 41 of Registrant’s Registration Statement on  Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(4)                  Amendment to the Custodian Contract was filed as Exhibit 8.4 to Post- Effective Amendment No. 38 of Registrant’s Registration Statement on Form N-1A filed on January 31, 1997 and is incorporated herein by reference.

(g)(5)                  Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 40 of Registrant’s Registration Statement on Form N-1A filed on November 30, 1998 and is incorporated herein by reference.

(g)(6)                  Amendment to Custodian Contract was filed as Exhibit (g)(6) to Post-Effective Amendment No. 44 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2002 and is incorporated herein by reference.

(h)(1)                  Agreement and Articles of Merger, dated February 14, 1994 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by  reference.

(h)(2)                  State Street Bank and Trust Company Universal Individual Retirement Account Information Kit was filed as Exhibit 14.1 to Post-Effective Amendment No. 40 of Registrant’s Registration Statement on Form N-1A filed on November 30, 1998 and is incorporated herein by reference.

(i)                                    Opinion of Counsel was filed as Exhibit (i) to Post-Effective Amendment No. 42 of Registrant’s Registration Statement on Form N-1A filed on February 15, 2000 and is incorporated herein by reference.

(j)                                    Consent of Independent Registered Public Accounting Firm (filed as page C-7).

(n)(1)                  Code of Ethics of Registrant was filed as Exhibit (n)(1) to Post-Effective Amendment No. 43 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2001 and is incorporated herein by reference.

(n)(2)                  Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(2) to Post-Effective Amendment No. 43 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2001 and is incorporated herein by reference.

(n)(3)                  Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(3) to Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A filed on February 2, 2004 and is incorporated herein by reference.

(n)(4)                  Code of Ethics of Registrant was filed as Exhibit (n)(4) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on December 3, 2004 and is incorporated herein by reference.

(n)(5)                  Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(5) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A filed on February 1, 2006 and is incorporated herein by reference.

(n)(6)                  Code of Ethics of Registrant was filed as Exhibit (n)(6) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(n)(7)                  Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(7) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(n)(8)                   Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(8) to Post-Effective Amendment No. 51 of Registrant’s Registration Statement on Form N-1A filed on January 28, 2009 and is incorporated herein by reference.

(n)(9)                   Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(9) to Post-Effective Amendment No. 53 of Registrant’s Registration Statement on Form N-1A filed on January 28, 2011 and is incorporated herein by reference.

(n)(10)             Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.  INDEMNIFICATION.

Registrant’s Articles of Incorporation provide that the Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. (“Capital”), FPA Funds Trust’s FPA Crescent Fund (“Crescent”), FPA Funds Trust’s FPA International Value Fund (“International”) FPA Paramount Fund, Inc. (“Paramount”) and FPA Perennial Fund, Inc. (“Perennial”), each a registered open-end investment company; as sub-adviser to Masters Select Smaller Companies Fund, a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption “Directors and Officers of the Fund” in Part B hereof as set forth below.

NAME AND POSITION
WITH ADVISER	OTHER AFFILIATIONS (1)

J. Richard Atwood,	(2)
Managing Partner & Chief Operating Officer

Robert L. Rodriguez,	(2)
Managing Partner & Chief Executive Officer

Steven T. Romick, Managing Partner	Trustee and Officer of Crescent and International.

Thomas H. Atteberry,	(2)
Partner

Dennis M. Bryan,	Officer of Capital.
Partner

Rikard B. Ekstrand,	Officer of Capital.
Partner

Steven R. Geist, Partner	Officer of Paramount, Perennial and Source.

Eric S. Ende,	(2)
Partner

J. Mark Hancock,	—
Senior Vice President

Christopher H. Thomas,	(2)
Vice President &
Chief Compliance Officer

E. Lake Setzler,	(2)
Vice President & Controller

Ann M. Shigemura-Hildebrand,	—
Vice President

Julian W.H. Mann,	—
Vice President

Gregory A. Herr,	—
Vice President

John E. Peetz,	—
Vice President

Gregory R. Nathan,	—
Vice President

Nico Y. Mizrahi,	—
Vice President

Brian A. Selmo,	—
Vice President

Mark Landecker,	—
Vice President

Abhijeet V. Patwardhan,	—
Vice President

Arik A. Ahitov,	—
Vice President

Ravi R. Mehra,	—
Vice President

Eric Bokota,	Officer of International
Vice President
& Portfolio Manager

Pierre O. Py,	Officer of International and of Paramount
Vice President
& Portfolio Manager

Christopher Lozano,	—
Vice President

Stephen W. O’Neil,	—
Vice President & Head Trader

Daniel H. Hong	—
Vice President
& Trader

Sherry Sasaki,	(2)
Assistant Vice President
& Secretary

Cheryl L. Schmitz,	—
Assistant Vice President
& Client Service Officer

Marie McAvenia,	—
Assistant Vice President

Michael P. Gomez,	—
Assistant Vice President
& Assistant Controller

Christopher Lozano,	—
Assistant Vice President

Ryan A. Leggio,	—
Assistant Vice President

(1)           The address of each company named is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2)           A description of such person’s other affiliations is given under the caption “Directors and Officers of the Fund” in Part B hereof.

ITEM 32.  PRINCIPAL UNDERWRITERS.

(a)           FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Capital, Crescent, International, Paramount and Perennial but does not act as depositor or investment adviser for any investment company.

(b)           The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.

NAME AND PRINCIPAL	POSITIONS & OFFICES	POSITIONS AND OFFICES
BUSINESS ADDRESS	WITH PRINCIPAL UNDERWRITER	WITH REGISTRANT

J. Richard Atwood (1)	President, Chief Executive Officer,	Treasurer
Chief Financial Officer, Treasurer,
Chief Compliance Officer & Director

Robert L. Rodriguez (1)	Director	Director & Portfolio Manager

Christopher H. Thomas (1)	Vice President, Controller & Director	Chief Compliance Officer

Sherry Sasaki (1)	Secretary	Secretary

(1)                                  11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c)                                  Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant’s last fiscal year.

Inapplicable.

ITEM 33.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

SUBPARAGRAPH OF	PHYSICAL POSSESSION
RULE 31a-1	OF REQUIRED RECORDS

(b)(2)(iv)	UMB Fund Services, Inc.,
Shareholder Service Agent for Registrant**

(b)(4)	Sherry Sasaki,
Secretary of Registrant*

(f)	First Pacific Advisors, LLC,
Investment Adviser to Registrant*

*      11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

**   P.O. Box 2175, Milwaukee, Wisconsin 53201-2175

ITEM 34.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35.  UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 27th day of January, 2012.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/S/ THOMAS H. ATTEBERRY
Thomas H. Atteberry	President	January 27, 2012
(Principal Executive
Officer)

/S/ J. RICHARD ATWOOD
J. Richard Atwood	Treasurer	January 27, 2012
(Principal Financial
Officer and Principal
Accounting Officer)

WILLARD H. ALTMAN, JR.*
Willard H. Altman, Jr.	Director	January 27, 2012

/S/ THOMAS P. MERRICK	Director	January 27, 2012
Thomas P. Merrick

ALFRED E. OSBORNE, JR.*
Alfred E. Osborne, Jr.	Director	January 27, 2012

/s/ PATRICK B. PURCELL	Director	January 27, 2012
Patrick B. Purcell

/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez	Director	January 27, 2012

/s/ ALLAN M. RUDNICK
Allan M. Rudnick	Director	January 27, 2012

*By:	/S/ SHERRY SASAKI
Sherry Sasaki
Attorney-in-Fact pursuant to Power-of- Attorney
included as page C-6 on
Registrant’s Post-Effective Amendment
No. 45 to the Registration Statement
which was filed December 5, 2002.

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 54 to Registration Statement No. 2-30393 on Form N-1A of our report dated November 18, 2011, relating to the financial statements of FPA New Income, Inc. appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Los Angeles, California

January 27, 2012

EXHIBIT INDEX

EXHIBIT

(j)	Consent of Independent Registered Public Accounting Firm (filed as page C-7).

(n)(10)	Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc.

All other applicable exhibits are incorporated herein by reference.